UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series:

Wells Fargo VT Discovery Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Omega Growth Fund, Wells Fargo VT Opportunity Fund, and Wells Fargo VT Small Cap Growth Fund.

Date of reporting period: December 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

December 31, 2019

Wells Fargo VT Discovery Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Discovery Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Financial markets rebounded strongly to open 2019 on a positive note”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Discovery Fund for the 12-month period that ended December 31, 2019. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.51%. The MSCI EM Index (Net)3 gained 18.42%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.72%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 5.09%, the Bloomberg Barclays Municipal Bond Index6 gained 7.54%, and the ICE BofA U.S. High Yield Index7 added 14.41%.

The year began with a strong market rebound.

After a volatile end of 2018 involving sharp losses, financial markets rebounded strongly to open 2019 on a positive note, as investors were encouraged by a sudden pivot by the U.S. Federal Reserve (Fed) to a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. The S&P 500 Index gained 8.01% in January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product (GDP) grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, markets

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Discovery Fund

Letter to shareholders (unaudited)

tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October 2019 along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

“Equity markets continued to rally in November despite ongoing geopolitical risks.”

Wells Fargo VT Discovery Fund  |  3

Letter to shareholders (unaudited)

Financial markets ended the year on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Discovery Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of December 31, 2019

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 2	5-8-1992	39.02	12.09	15.13	1.17	1.16

Russell 2500TM Growth Index[3]	–	32.65	10.84	14.01	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Discovery Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2019[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]

The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500TM Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the reporting period.

Wells Fargo VT Discovery Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2500® Growth Index, for the 12-month period that ended December 31, 2019.

∎	Stock selection in the health care and information technology (IT) sectors contributed to the Fund’s results.

∎	Detractors from Fund performance were dispersed across sectors. However, select holdings in the consumer discretionary sector and the software industry hindered performance.

For much of 2019, investors faced a malaise of uncertainty driven by recession risks and global trade fears. However, as is often the case when consensus expectations fall heavily to one side, this fearful mood created a favorable setup as incrementally positive news arrived. Toward year-end, central bank policy, leading economic data, and trade negotiations all saw positive developments. This sparked a rise in animal spirits and released pent-up demand for global risk assets, triggering a steepening of yield curves around the world. Within equities, the year ended with a risk-on rally of near textbook fashion. Cyclical outperformed defensive sectors and emerging markets, small caps, and high-beta (more volatile) stocks were embraced. A notable exception to the beta rally was the continued outperformance of leading growth equities. Many of these innovative, next-generation companies are considered more defensive based on their outlooks for durable and consistent earnings growth. Therefore, it was notable that even during a synchronized global rally, the growth style of investing maintained leadership.

The Fund benefited from stock selection in the health care and information technology sectors.

Within health care, DexCom, Incorporated, positively influenced the Fund’s returns. A manufacturer of continuous blood glucose monitors for patients with diabetes, DexCom has the opportunity to help a very large, untapped patient population. Additionally, due mainly to superior technology, patients are better able to manage their diabetes with DexCom’s products versus competing devices. Better-than-expected sales and earnings drove the shares higher.

Within the IT sector, the Fund’s position in Shopify Incorporated* contributed to returns. Shopify, a provider of e-commerce solutions for direct-to-consumer brands, traditionally focused on small and medium-size businesses but is currently penetrating larger businesses via its Shopify Plus offering. Shopify benefits from its customers’ growth by processing payments for smaller customers and charging a fee on each transaction for larger customers. The company’s two vectors of growth—new customers and—revenue expansion of existing customers—drove higher-than-expected financial results.

Ten largest holdings (%) as of December 31, 2019[5]

DexCom Incorporated	2.44

WEX Incorporated	2.18

Waste Connections Incorporated	2.12

Exact Sciences Corporation	1.95

EPAM Systems Incorporated	1.94

Booz Allen Hamilton Holding Corporation	1.91

Black Knight Incorporated	1.89

Euronet Worldwide Incorporated	1.86

HealthEquity Incorporated	1.80

WNS Holdings Limited ADR	1.74

Select holdings in the consumer discretionary sector and the software industry weighed on the Fund’s performance.

Within consumer discretionary, shares of Etsy, Incorporated, detracted from performance. Etsy is a leading online marketplace for unique and handmade goods with a large market opportunity. The company is making several key investments to generate strong future growth. However, the heavy spending and long-term nature of those investments contributed to Etsy missing expectations late in 2019. We are monitoring fundamentals closely but believe Etsy’s long-term growth prospects warrant continued patience.

Within software, Pluralsight, Incorporated*, a provider of learning platforms for software developers via software as a service, negatively affected results. The company’s learning platform provides a lower-cost way for employers to train their tech workers, which has become critical due to a shortage of skilled developers. However, the company did not sufficiently invest behind its sales organization to support the rapid growth of the business. This underinvestment resulted in lower-than-expected sales growth and disappointing future guidance.

Please see footnotes on page 7.

8  |  Wells Fargo VT Discovery Fund

Performance highlights (unaudited)

Sector distribution as of December 31, 2019[6]

While market volatility will likely continue in 2020, we remain confident in the Fund’s positioning.

Despite the high level of macroeconomic uncertainty, our approach is to remain focused on businesses on the right side of change. We believe the U.S. economy could continue to expand but at weaker levels than many currently expect. This is due mainly to structural forces of weakening population and labor market growth. Simultaneously, we expect the pace of innovation and disruption to accelerate. We expect major industries, including financial services, health care, and transportation, to face significant disruption in the years to come. As new technologies become more pervasive throughout the economy, exciting opportunities may arise for portfolio managers with skill at navigating change. As we have seen from many leading technology stocks, this disruption can lead to superior profit growth that is extremely valuable in a slow-growth world. We are excited that the scarcity premium for growth stocks appears poised to create a favorable environment for our investment style in 2020.

Please see footnotes on page 7.

Wells Fargo VT Discovery Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2019	Ending account value 12-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class 2

Actual	$1,000.00	$1,020.49	$5.85	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10  |  Wells Fargo VT Discovery Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Common Stocks: 99.34%

Communication Services: 3.98%

Entertainment: 2.67%
Take-Two Interactive Software Incorporated †	20,100	$2,460,843
World Wrestling Entertainment Incorporated Class A «	31,400	2,036,918

		4,497,761

Interactive Media & Services: 1.31%
Match Group Incorporated «†	26,800	2,200,548

Consumer Discretionary: 13.60%

Diversified Consumer Services: 1.61%
Bright Horizons Family Solutions Incorporated †	18,000	2,705,220

Hotels, Restaurants & Leisure: 4.73%
Chipotle Mexican Grill Incorporated †	2,900	2,427,619
Domino’s Pizza Incorporated	9,500	2,790,910
Vail Resorts Incorporated	11,500	2,758,045

		7,976,574

Internet & Direct Marketing Retail: 3.21%
Chewy Incorporated «†	29,300	849,700
Etsy Incorporated †	39,300	1,740,990
MercadoLibre Incorporated †	4,941	2,825,956

		5,416,646

Specialty Retail: 4.05%
Burlington Stores Incorporated †	12,716	2,899,629
Carvana Corporation †	13,300	1,224,265
Five Below Incorporated †	21,100	2,697,846

		6,821,740

Consumer Staples: 2.80%

Food & Staples Retailing: 1.30%
US Foods Holding Corporation †	52,200	2,186,658

Food Products: 1.50%
Lamb Weston Holdings Incorporated	29,300	2,520,679

Health Care: 24.01%

Biotechnology: 7.24%
CRISPR Therapeutics AG †	12,127	738,595
Deciphera Pharmaceuticals Incorporated †	17,219	1,071,711
Exact Sciences Corporation †	35,600	3,292,288
Immunomedics Incorporated †	64,600	1,366,936
Natera Incorporated †	23,990	808,223
Sarepta Therapeutics Incorporated †	11,203	1,445,635
Turning Point Therapeutics Incorporated †	19,997	1,245,613
Twist Bioscience Corporation †	33,710	707,910
Zai Lab Limited ADR †	25,112	1,044,408
Zymeworks Incorporated †	10,400	472,784

		12,194,103

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  11

Portfolio of investments—December 31, 2019

	Shares	Value
Health Care Equipment & Supplies: 8.54%
DexCom Incorporated †	18,800	$4,112,312
Haemonetics Corporation †	20,000	2,298,000
ICU Medical Incorporated †	9,500	1,777,640
Insulet Corporation †	16,299	2,790,389
iRhythm Technologies Incorporated †	27,900	1,899,711
Silk Road Medical Incorporated †	37,596	1,518,126

		14,396,178

Health Care Providers & Services: 3.13%
Amedisys Incorporated †	13,400	2,236,728
HealthEquity Incorporated †	40,900	3,029,463

		5,266,191

Health Care Technology: 1.31%
Veeva Systems Incorporated Class A †	15,700	2,208,362

Life Sciences Tools & Services: 1.34%
Bio-Rad Laboratories Incorporated Class A †	6,100	2,257,183

Pharmaceuticals: 2.45%
Catalent Incorporated †	42,300	2,381,490
Elanco Animal Health Incorporated †	59,409	1,749,595

		4,131,085

Industrials: 22.29%

Aerospace & Defense: 2.64%
Mercury Computer Systems Incorporated †	34,300	2,370,473
Teledyne Technologies Incorporated †	6,000	2,079,240

		4,449,713

Building Products: 0.98%
Trex Company Incorporated †	18,300	1,644,804

Commercial Services & Supplies: 9.61%
Casella Waste Systems Incorporated Class A †	59,744	2,750,016
IAA Incorporated †	54,000	2,541,240
MSA Safety Incorporated	20,300	2,565,108
Tetra Tech Incorporated	31,300	2,696,808
The Brink’s Company	22,800	2,067,504
Waste Connections Incorporated	39,343	3,571,951

		16,192,627

Construction & Engineering: 1.43%
WillScot Corporation †	130,417	2,411,410

Industrial Conglomerates: 1.72%
Carlisle Companies Incorporated	17,900	2,896,936

Machinery: 2.85%
The Middleby Corporation †	18,100	1,982,312
Woodward Governor Company	23,800	2,818,872

		4,801,184

Professional Services: 0.37%
Clarivate Analytics plc †	37,500	630,000

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Discovery Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Road & Rail: 1.50%
Saia Incorporated †	27,200	$2,532,864

Trading Companies & Distributors: 1.19%
SiteOne Landscape Supply Incorporated †	22,050	1,998,833

Information Technology: 29.20%

Communications Equipment: 1.24%
Motorola Solutions Incorporated	13,000	2,094,820

Electronic Equipment, Instruments & Components: 2.38%
Novanta Incorporated †	26,200	2,317,128
Rogers Corporation †	13,580	1,693,833

		4,010,961

IT Services: 15.61%
Black Knight Incorporated †	49,400	3,185,312
Booz Allen Hamilton Holding Corporation	45,300	3,222,189
EPAM Systems Incorporated †	15,419	3,271,295
Euronet Worldwide Incorporated †	19,893	3,134,341
MongoDB Incorporated «†	18,500	2,434,785
Okta Incorporated †	19,200	2,215,104
Twilio Incorporated Class A †	22,900	2,250,612
WEX Incorporated †	17,500	3,665,550
WNS Holdings Limited ADR †	44,200	2,923,830

		26,303,018

Semiconductors & Semiconductor Equipment: 1.19%
Lattice Semiconductor Corporation †	104,700	2,003,958

Software: 7.54%
Avalara Incorporated †	26,000	1,904,500
Elastic NV †	25,400	1,633,220
Envestnet Incorporated †	26,400	1,838,232
Fair Isaac Corporation †	6,200	2,323,016
Globant SA †	21,000	2,227,050
Zendesk Incorporated †	36,200	2,774,006

		12,700,024

Technology Hardware, Storage & Peripherals: 1.24%
NCR Corporation †	59,400	2,088,504

Materials: 2.53%

Chemicals: 1.17%
Ingevity Corporation †	22,500	1,966,050

Containers & Packaging: 1.36%
AptarGroup Incorporated	19,900	2,300,838

Real Estate: 0.93%

Equity REITs: 0.93%
Lexington Corporate Properties Trust	147,600	1,567,512

Total Common Stocks (Cost $131,017,378)		167,372,984

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  13

Portfolio of investments—December 31, 2019

	Yield	Shares	Value
Short-Term Investments: 3.72%

Investment Companies: 3.72%
Securities Lending Cash Investments LLC (l)(r)(u)	1.73%	4,718,077	$4,718,549
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.55	1,560,143	1,560,143

Total Short-Term Investments (Cost $6,278,473)			6,278,692

Total investments in securities (Cost $137,295,851)	103.06%	173,651,676

Other assets and liabilities, net	(3.06)	(5,162,606)

Total net assets	100.00%	$168,489,070

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	13,299,929	96,263,311	(104,845,163)	4,718,077	$965	$(41)	$212,024	#	$4,718,549
Wells Fargo Government Money Market Fund Select Class	4,704,923	50,375,633	(53,520,413)	1,560,143	0	0	65,116		1,560,143

					$965	$(41)	$277,140		$6,278,692	3.72%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Discovery Fund

Statement of assets and liabilities—December 31, 2019

Assets
Investments in unaffiliated securities (including $4,637,474 of securities loaned), at value (cost $131,017,378)	$167,372,984
Investments in affiliated securities, at value (cost $6,278,473)	6,278,692
Receivable for Fund shares sold	26,235
Receivable for dividends	45,259
Receivable for securities lending income, net	4,763
Prepaid expenses and other assets	1,862

Total assets	173,729,795

Liabilities
Payable upon receipt of securities loaned	4,717,715
Payable for investments purchased	280,701
Payable for Fund shares redeemed	62,547
Management fee payable	109,496
Administration fee payable	11,731
Distribution fee payable	36,540
Trustees’ fees and expenses payable	5,904
Accrued expenses and other liabilities	16,091

Total liabilities	5,240,725

Total net assets	$168,489,070

Net assets consist of
Paid-in capital	$116,143,498
Total distributable earnings	52,345,572

Total net assets	$168,489,070

Computation of net asset value per share
Net assets – Class 2	$168,489,070
Shares outstanding – Class 2[1]	5,128,894
Net asset value per share – Class 2	$32.85

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  15

Statement of operations—year ended December 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $4,408)	$414,321
Securities lending income from affiliates, net	90,458
Income from affiliated securities	65,116

Total investment income	569,895

Expenses
Management fee	1,193,276
Administration fee
Class 2	127,283
Distribution fee
Class 2	397,226
Custody and accounting fees	20,195
Professional fees	39,416
Shareholder report expenses	33,000
Trustees’ fees and expenses	21,652
Other fees and expenses	9,293

Total expenses	1,841,341
Less: Fee waivers and/or expense reimbursements
Fund-level	(12,092)

Net expenses	1,829,249

Net investment loss	(1,259,354)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	17,350,341
Affiliated securities	965

Net realized gains on investments	17,351,306

Net change in unrealized gains (losses) on
Unaffiliated securities	32,290,443
Affiliated securities	(41)

Net change in unrealized gains (losses) on investments	32,290,402

Net realized and unrealized gains (losses) on investments	49,641,708

Net increase in net assets resulting from operations	$48,382,354

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Discovery Fund

Statement of changes in net assets

	Year ended December 31, 2019		Year ended December 31, 2018

Operations
Net investment loss		$(1,259,354)		$(813,231)
Net realized gains on investments		17,351,306		17,962,114
Net change in unrealized gains (losses) on investments		32,290,402		(26,090,173)

Net increase (decrease) in net assets resulting from operations		48,382,354		(8,941,290)

Distributions to shareholders from net investment income and net realized gains – Class 2		(17,124,790)		(17,790,224)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	988,344	32,962,615	285,101	9,073,079
Reinvestment of distributions – Class 2	517,835	17,124,790	566,207	17,790,224
Payment for shares redeemed – Class 2	(1,190,533)	(38,661,758)	(612,162)	(19,500,629)

Net increase in net assets resulting from capital share transactions		11,425,647		7,362,674

Total increase (decrease) in net assets		42,683,211		(19,368,840)

Net assets
Beginning of period		125,805,859		145,174,699

End of period		$168,489,070		$125,805,859

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.14	$31.74	$25.91	$25.99	$30.71
Net investment loss	(0.25)	(0.17)	(0.20)	(0.13)	(0.21)
Net realized and unrealized gains (losses) on investments	10.47	(1.39)	7.60	2.00	0.21

Total from investment operations	10.22	(1.56)	7.40	1.87	0.00
Distributions to shareholders from
Net realized gains	(3.51)	(4.04)	(1.57)	(1.95)	(4.72)
Net asset value, end of period	$32.85	$26.14	$31.74	$25.91	$25.99
Total return[1]	39.02%	(7.06)%	29.13%	7.65%	(1.46)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.16%	1.18%	1.17%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.79)%	(0.55)%	(0.68)%	(0.52)%	(0.72)%
Supplemental data
Portfolio turnover rate	71%	60%	75%	85%	90%
Net assets, end of period (000s omitted)	$168,489	$125,806	$145,175	$119,919	$126,839

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Discovery Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Discovery Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Wells Fargo VT Discovery Fund  |  19

Notes to financial statements

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2019, the aggregate cost of all investments for federal income tax purposes was $137,420,400 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$40,008,837

Gross unrealized losses	(3,777,561)

Net unrealized gains	$36,231,276

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$95	$(95)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20  |  Wells Fargo VT Discovery Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$6,698,309	$0	$0	$6,698,309

Consumer discretionary	22,920,180	0	0	22,920,180

Consumer staples	4,707,337	0	0	4,707,337

Health care	40,453,102	0	0	40,453,102

Industrials	37,558,371	0	0	37,558,371

Information technology	49,201,285	0	0	49,201,285

Materials	4,266,888	0	0	4,266,888

Real estate	1,567,512	0	0	1,567,512

Short-term investments

Investment companies	6,278,692	0	0	6,278,692

Total assets	$173,651,676	$0	$0	$173,651,676

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended December 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.700

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $5 billion	0.590

Over $10 billion	0.580

For the year ended December 31, 2019, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

Wells Fargo VT Discovery Fund  |  21

Notes to financial statements

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Funds Management has committed through April 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2019 were $110,535,544 and $113,892,525, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$1,067,496	$(1,067,496)	$0

Bank of America Securities Inc.	784,927	(784,927)	0

Citigroup Global Markets Inc.	1,978,851	(1,978,851)	0

Morgan Stanley & Co. LLC	806,200	(806,200)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2019, there were no borrowings by the Fund under the agreement.

22  |  Wells Fargo VT Discovery Fund

Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year ended December 31

	2019	2018

Ordinary income	$2,914,486	$1,655,802

Long-term capital gain	14,210,304	16,134,422

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$688,096	$15,426,200	$36,231,276

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo VT Discovery Fund  |  23

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Discovery Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 25, 2020

24  |  Wells Fargo VT Discovery Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 13.61% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $14,210,304 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2019.

For the fiscal year ended December 31, 2019, $47 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo VT Discovery Fund  |  25

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

26  |  Wells Fargo VT Discovery Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo VT Discovery Fund  |  27

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[4] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[5] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

[4]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[5]	Catherine Kennedy became Secretary effective October 22, 2019.

28  |  Wells Fargo VT Discovery Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0120-02370 02-20

AVT1/AR147 12-19

Annual Report

December 31, 2019

Wells Fargo

VT Index Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Financial markets rebounded strongly to open 2019 on a positive note”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2019. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.51%. The MSCI EM Index (Net)3 gained 18.42%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.72%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 5.09%, the Bloomberg Barclays Municipal Bond Index6 gained 7.54%, and the ICE BofA U.S. High Yield Index7 added 14.41%.

The year began with a strong market rebound.

After a volatile end of 2018 involving sharp losses, financial markets rebounded strongly to open 2019 on a positive note, as investors were encouraged by a sudden pivot by the U.S. Federal Reserve (Fed) to a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. The S&P 500 Index gained 8.01% in January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product (GDP) grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, markets

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Index Asset Allocation Fund

Letter to shareholders (unaudited)

tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October 2019 along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

“Equity markets continued to rally in November despite ongoing geopolitical risks.”

Wells Fargo VT Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)

Financial markets ended the year on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Index Asset Allocation Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of December 31, 2019

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 2	4-15-1994	20.16	7.38	10.64	1.05	1.00

Index Asset Allocation Blended Index[3]	–	21.40	8.38	11.28	–	–

Bloomberg Barclays U.S. Treasury Index[4]	–	6.86	2.36	3.13	–	–

S&P 500 Index[5]	–	31.49	11.70	13.56	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Index Asset Allocation Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]

Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[7]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[9]

The Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash represents the net offset to such future positions. The amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Index Asset Allocation Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended December 31, 2019.

∎	Tactical trades in the second half of the year detracted from performance as the team adopted a more conservative posture while markets continued to trend higher.

∎	A tactical overweight to equities in the first quarter of 2019 contributed to performance amid a sharp rally in the S&P 500 Index.

The Fund’s management team rebalances the portfolio to reflect the ongoing changes in the constituents and their weightings within the index. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues affect the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

2019 was marked by trade and U.S. Federal Reserve policy.

Trade developments and actions by the U.S. Federal Reserve (Fed) had a significant impact on markets during the 12-month period. Politics seemed to drive markets lower as the issues became more severe, but then they drove markets higher as tensions eased. What happened between the U.S. and China didn’t stay contained to those two countries. China experienced a rather rapid growth slowdown, but the spillover along the global supply chain adversely affected many countries in Asia, such as Korea and Japan, as well as countries in Europe, including Germany. Business capital spending stayed on hold due to trade uncertainty. Manufacturing slipped into a recession, but services—while affected—proved to be more resilient than many feared.

Toward year-end, the U.S. and China finally reached a Phase One trade agreement, which calmed fears among investors and drove risk markets higher. Markets also responded positively to a reversal in monetary policy by the Fed, which cut rates three times in 2019 in order to stave off fears that weak global growth and a potential trade war might lead to a U.S. recession.

For the period as a whole, the S&P 500 Index rose by 31.5%, its best calendar-year return since 2013. Developed non-U.S. markets, as measured by the MSCI EAFE Index (Net)7, returned 22.01%, while emerging markets, as measured by the MSCI EM Index (Net)8, gained 18.4%. Gains were not limited to equity markets as U.S. government bond prices rose during the period amid a drop in bond yields. The Bloomberg Barclays U.S. Treasury Index rose by 6.9% during the 12-month period, while the longest-term bonds, as measured by the Bloomberg Barclays 20+ Year U.S. Treasury Index9, gained 15.1%.

Ten largest holdings (%) as of December 31, 2019[10]

Apple Incorporated	2.79

Microsoft Corporation	2.72

Amazon.com Incorporated	1.74

Facebook Incorporated Class A	1.11

Berkshire Hathaway Incorporated Class B	1.00

JPMorgan Chase & Company	0.99

Alphabet Incorporated Class A	0.91

Alphabet Incorporated Class C	0.90

Johnson & Johnson	0.87

Visa Incorporated Class A	0.73

As of year-end, the Fund maintained an overweight to bonds relative to its benchmark.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. All of the changes to the effective allocation were implemented with futures contracts.

Tactical shifts between stocks and bonds contributed modestly to performance.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40%

bonds. As of year-end, the Fund had an effective target allocation of 60% in stocks, 47% in bonds, and -7% in effective cash. The effective target allocation reflects the Fund’s year-end long exposure to 10-year U.S. Treasury futures, which increased the portfolio’s effective exposure to bonds.

Please see footnotes on page 7.

8  |  Wells Fargo VT Index Asset Allocation Fund

Performance highlights (unaudited)

The team started 2019 with a long position in S&P 500 Index futures and a short position in 10-year U.S. Treasury futures. As markets rallied in the first quarter of 2019, the team decided to lock in some gains by closing out its long S&P 500 futures position as well as its short position in U.S. Treasury futures. The team adopted a more conservative posture in the second half of the year, which detracted from performance as risk markets continued to trend higher.

Equity sector distribution as of December 31, 2019[11]

Allocations as of December 31, 2019

	Neutral allocation	Effective allocation[12]

Stocks	60%	60%

Bonds	40%	47%

Effective Cash	0%	(7)%

Please see footnotes on page 7.

Wells Fargo VT Index Asset Allocation Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2019	Ending account value 12-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class 2

Actual	$1,000.00	$1,060.41	$5.19	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.17	$5.09	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Common Stocks: 60.49%

Communication Services: 6.28%

Diversified Telecommunication Services: 1.25%
AT&T Incorporated	11,932	$466,303
CenturyLink Incorporated	1,591	21,017
Verizon Communications Incorporated	6,755	414,757

		902,077

Entertainment: 1.13%
Activision Blizzard Incorporated	1,254	74,513
Electronic Arts Incorporated †	476	51,175
Live Nation Entertainment Incorporated †	229	16,367
Netflix Incorporated †	711	230,058
Take-Two Interactive Software Incorporated †	184	22,527
The Walt Disney Company	2,938	424,923

		819,563

Interactive Media & Services: 2.98%
Alphabet Incorporated Class A †	489	654,962
Alphabet Incorporated Class C †	488	652,466
Facebook Incorporated Class A †	3,921	804,785
Twitter Incorporated †	1,266	40,575

		2,152,788

Media: 0.86%
Charter Communications Incorporated Class A †	256	124,180
Comcast Corporation Class A	7,419	333,632
Discovery Communications Incorporated Class A †	256	8,381
Discovery Communications Incorporated Class C †	545	16,617
DISH Network Corporation Class A †	416	14,756
Fox Corporation Class A	578	21,426
Fox Corporation Class B	264	9,610
Interpublic Group of Companies Incorporated	634	14,645
News Corporation Class A	633	8,951
News Corporation Class B	199	2,887
Omnicom Group Incorporated	356	28,843
ViacomCBS Incorporated Class B	880	36,934

		620,862

Wireless Telecommunication Services: 0.06%
T-Mobile US Incorporated †	519	40,700

Consumer Discretionary: 5.89%

Auto Components: 0.07%
Aptiv plc	415	39,413
BorgWarner Incorporated	336	14,576

		53,989

Automobiles: 0.20%
Ford Motor Company	6,338	58,943
General Motors Company	2,055	75,213
Harley-Davidson Incorporated	251	9,335

		143,491

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  11

Portfolio of investments—December 31, 2019

	Shares	Value
Distributors: 0.06%
Genuine Parts Company	236	$25,070
LKQ Corporation †	499	17,814

		42,884

Diversified Consumer Services: 0.01%
H&R Block Incorporated	319	7,490

Hotels, Restaurants & Leisure: 1.13%
Carnival Corporation	652	33,141
Chipotle Mexican Grill Incorporated †	41	34,322
Darden Restaurants Incorporated	201	21,911
Hilton Worldwide Holdings Incorporated	461	51,130
Las Vegas Sands Corporation	550	37,972
Marriott International Incorporated Class A	443	67,083
McDonald’s Corporation	1,232	243,456
MGM Resorts International	839	27,914
Norwegian Cruise Line Holdings Limited †	348	20,327
Royal Caribbean Cruises Limited	281	37,516
Starbucks Corporation	1,930	169,686
Wynn Resorts Limited	157	21,803
Yum! Brands Incorporated	494	49,761

		816,022

Household Durables: 0.23%
D.R. Horton Incorporated	550	29,013
Garmin Limited	235	22,927
Leggett & Platt Incorporated	214	10,878
Lennar Corporation Class A	458	25,552
Mohawk Industries Incorporated †	96	13,092
Newell Rubbermaid Incorporated	623	11,974
NVR Incorporated †	5	19,042
Pulte Group Incorporated	418	16,218
Whirlpool Corporation	102	15,048

		163,744

Internet & Direct Marketing Retail: 2.02%
Amazon.com Incorporated †	678	1,252,836
Booking Holdings Incorporated †	67	137,600
eBay Incorporated	1,248	45,065
Expedia Group Incorporated	227	24,548

		1,460,049

Leisure Products: 0.03%
Hasbro Incorporated	207	21,861

Multiline Retail: 0.33%
Dollar General Corporation	417	65,044
Dollar Tree Incorporated †	388	36,491
Kohl’s Corporation	255	12,992
Macy’s Incorporated	505	8,585
Nordstrom Incorporated	174	7,122
Target Corporation	825	105,773

		236,007

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Specialty Retail: 1.36%
Advance Auto Parts Incorporated	112	$17,938
AutoZone Incorporated †	38	45,270
Best Buy Company Incorporated	371	32,574
CarMax Incorporated †	268	23,496
L Brands Incorporated	378	6,849
Lowe’s Companies Incorporated	1,254	150,179
O’Reilly Automotive Incorporated †	123	53,906
Ross Stores Incorporated	593	69,037
The Gap Incorporated	347	6,135
The Home Depot Incorporated	1,780	388,716
The TJX Companies Incorporated	1,986	121,265
Tiffany & Company	176	23,522
Tractor Supply Company	194	18,127
ULTA Beauty Incorporated †	92	23,289

		980,303

Textiles, Apparel & Luxury Goods: 0.45%
Capri Holdings Limited †	246	9,385
HanesBrands Incorporated	591	8,776
Nike Incorporated Class B	2,034	206,065
PVH Corporation	120	12,618
Ralph Lauren Corporation	80	9,378
Tapestry Incorporated	448	12,083
Under Armour Incorporated Class A †	306	6,610
Under Armour Incorporated Class C †	316	6,061
VF Corporation	534	53,218

		324,194

Consumer Staples: 4.36%

Beverages: 1.09%
Brown-Forman Corporation Class B	297	20,077
Constellation Brands Incorporated Class A	273	51,802
Molson Coors Brewing Company Class B	307	16,547
Monster Beverage Corporation †	623	39,592
PepsiCo Incorporated	2,277	311,198
The Coca-Cola Company	6,308	349,148

		788,364

Food & Staples Retailing: 0.93%
Costco Wholesale Corporation	722	212,210
Sysco Corporation	833	71,255
The Kroger Company	1,312	38,035
Walgreens Boots Alliance Incorporated	1,222	72,049
Walmart Incorporated	2,317	275,352

		668,901

Food Products: 0.69%
Archer Daniels Midland Company	909	42,132
Campbell Soup Company	275	13,591
ConAgra Foods Incorporated	795	27,221
General Mills Incorporated	986	52,810
Hormel Foods Corporation	453	20,435
Kellogg Company	406	28,079
Lamb Weston Holdings Incorporated	238	20,475
McCormick & Company Incorporated	202	34,285

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  13

Portfolio of investments—December 31, 2019

	Shares	Value

Food Products (continued)
Mondelez International Incorporated Class A	2,355	$129,713
The Hershey Company	242	35,569
The J.M. Smucker Company	186	19,368
The Kraft Heinz Company	1,018	32,708
Tyson Foods Incorporated Class A	482	43,881

		500,267

Household Products: 1.03%
Church & Dwight Company Incorporated	402	28,277
Colgate-Palmolive Company	1,400	96,376
Kimberly-Clark Corporation	560	77,028
The Clorox Company	205	31,476
The Procter & Gamble Company	4,070	508,343

		741,500

Personal Products: 0.11%
Coty Incorporated Class A	483	5,434
The Estee Lauder Companies Incorporated Class A	364	75,181

		80,615

Tobacco: 0.51%
Altria Group Incorporated	3,048	152,126
Philip Morris International Incorporated	2,537	215,873

		367,999

Energy: 2.62%

Energy Equipment & Services: 0.26%
Baker Hughes Incorporated	1,060	27,168
Halliburton Company	1,426	34,894
Helmerich & Payne Incorporated	177	8,041
National Oilwell Varco Incorporated	629	15,756
Schlumberger Limited	2,262	90,932
TechnipFMC plc	685	14,686

		191,477

Oil, Gas & Consumable Fuels: 2.36%
Apache Corporation	607	15,533
Cabot Oil & Gas Corporation	666	11,595
Chevron Corporation	3,080	371,171
Cimarex Energy Company	166	8,713
Concho Resources Incorporated	326	28,548
ConocoPhillips	1,786	116,144
Devon Energy Corporation	628	16,309
Diamondback Energy Incorporated	262	24,329
EOG Resources Incorporated	946	79,237
Exxon Mobil Corporation	6,881	480,156
Hess Corporation	420	28,060
HollyFrontier Corporation	240	12,170
Kinder Morgan Incorporated	3,182	67,363
Marathon Oil Corporation	1,299	17,640
Marathon Petroleum Corporation	1,054	63,504
Noble Energy Incorporated	779	19,350
Occidental Petroleum Corporation	1,455	59,961
ONEOK Incorporated	674	51,002

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Phillips 66	725	$80,772
Pioneer Natural Resources Company	270	40,870
The Williams Companies Incorporated	1,973	46,800
Valero Energy Corporation	669	62,652

		1,701,879

Financials: 7.83%

Banks: 3.40%
Bank of America Corporation	13,171	463,883
Citigroup Incorporated	3,553	283,849
Citizens Financial Group Incorporated	708	28,752
Comerica Incorporated	234	16,790
Fifth Third Bancorp	1,156	35,535
First Republic Bank	274	32,181
Huntington Bancshares Incorporated	1,681	25,349
JPMorgan Chase & Company	5,113	712,753
KeyCorp	1,603	32,445
M&T Bank Corporation	215	36,496
People’s United Financial Incorporated	725	12,253
PNC Financial Services Group Incorporated	714	113,976
Regions Financial Corporation	1,571	26,958
SVB Financial Group †	83	20,836
Truist Financial Corporation	2,188	123,228
US Bancorp	2,320	137,553
Wells Fargo & Company (l)	6,271	337,379
Zions Bancorporation	278	14,434

		2,454,650

Capital Markets: 1.62%
Ameriprise Financial Incorporated	206	34,315
Bank of New York Mellon Corporation	1,371	69,002
BlackRock Incorporated	192	96,518
CBOE Holdings Incorporated	181	21,720
CME Group Incorporated	583	117,020
E*TRADE Financial Corporation	367	16,651
Franklin Resources Incorporated	454	11,795
Intercontinental Exchange Incorporated	909	84,128
Invesco Limited	608	10,932
MarketAxess Holdings Incorporated	61	23,126
Moody’s Corporation	265	62,914
Morgan Stanley	2,007	102,598
MSCI Incorporated	138	35,629
Northern Trust Corporation	346	36,759
Raymond James Financial Incorporated	202	18,071
S&P Global Incorporated	400	109,220
State Street Corporation	592	46,827
T. Rowe Price Group Incorporated	380	46,299
The Charles Schwab Corporation	1,860	88,462
The Goldman Sachs Group Incorporated	519	119,334
The NASDAQ OMX Group Incorporated	187	20,028

		1,171,348

Consumer Finance: 0.41%
American Express Company	1,095	136,317
Capital One Financial Corporation	759	78,109

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  15

Portfolio of investments—December 31, 2019

	Shares	Value

Consumer Finance (continued)
Discover Financial Services	511	$43,343
Synchrony Financial	968	34,858

		292,627

Diversified Financial Services: 1.00%
Berkshire Hathaway Incorporated Class B †	3,197	724,121

Insurance: 1.40%
AFLAC Incorporated	1,198	63,374
American International Group Incorporated	1,420	72,889
Aon plc	382	79,567
Arthur J. Gallagher & Company	305	29,045
Assurant Incorporated	99	12,977
Chubb Limited	741	115,344
Cincinnati Financial Corporation	248	26,077
Everest Reinsurance Group Limited	66	18,271
Globe Life Incorporated	162	17,051
Lincoln National Corporation	324	19,119
Loews Corporation	419	21,993
Marsh & McLennan Companies Incorporated	826	92,025
MetLife Incorporated	1,274	64,936
Principal Financial Group Incorporated	421	23,155
Prudential Financial Incorporated	656	61,493
The Allstate Corporation	529	59,486
The Hartford Financial Services Group Incorporated	589	35,794
The Progressive Corporation	958	69,350
The Travelers Companies Incorporated	423	57,930
UnumProvident Corporation	336	9,798
W.R. Berkley Corporation	236	16,308
Willis Towers Watson plc	210	42,407

		1,008,389

Health Care: 8.59%

Biotechnology: 1.21%
AbbVie Incorporated	2,410	213,381
Alexion Pharmaceuticals Incorporated †	361	39,042
Amgen Incorporated	969	233,597
Biogen Incorporated †	294	87,239
Gilead Sciences Incorporated	2,060	133,859
Incyte Corporation †	291	25,410
Regeneron Pharmaceuticals Incorporated †	130	48,812
Vertex Pharmaceuticals Incorporated †	421	92,178

		873,518

Health Care Equipment & Supplies: 2.16%
Abbott Laboratories	2,883	250,417
ABIOMED Incorporated †	73	12,453
Align Technology Incorporated †	116	32,369
Baxter International Incorporated	833	69,655
Becton Dickinson & Company	441	119,939
Boston Scientific Corporation †	2,272	102,740
Danaher Corporation	1,046	160,540
Dentsply Sirona Incorporated	363	20,542
Edwards Lifesciences Corporation †	341	79,552
Hologic Incorporated †	437	22,816

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

	Shares	Value

Health Care Equipment & Supplies (continued)
IDEXX Laboratories Incorporated †	140	$36,558
Intuitive Surgical Incorporated †	188	111,136
Medtronic plc	2,189	248,342
ResMed Incorporated	234	36,263
Steris plc	138	21,034
Stryker Corporation	525	110,219
Teleflex Incorporated	75	28,233
The Cooper Companies Incorporated	80	25,703
Varian Medical Systems Incorporated †	148	21,017
Zimmer Biomet Holdings Incorporated	336	50,292

		1,559,820

Health Care Providers & Services: 1.74%
AmerisourceBergen Corporation	244	20,745
Anthem Incorporated	413	124,738
Cardinal Health Incorporated	477	24,127
Centene Corporation †	674	42,374
Cigna Corporation	609	124,534
CVS Health Corporation	2,118	157,346
DaVita HealthCare Partners Incorporated †	146	10,954
HCA Healthcare Incorporated	431	63,706
Henry Schein Incorporated	239	15,946
Humana Incorporated	216	79,168
Laboratory Corporation of America Holdings †	158	26,729
McKesson Corporation	293	40,528
Quest Diagnostics Incorporated	219	23,387
UnitedHealth Group Incorporated	1,545	454,199
Universal Health Services Incorporated Class B	131	18,793
WellCare Health Plans Incorporated †	81	26,747

		1,254,021

Health Care Technology: 0.05%
Cerner Corporation	512	37,576

Life Sciences Tools & Services: 0.63%
Agilent Technologies Incorporated	506	43,167
Illumina Incorporated †	239	79,286
IQVIA Holdings Incorporated †	295	45,580
Mettler-Toledo International Incorporated †	39	30,938
PerkinElmer Incorporated	181	17,575
Thermo Fisher Scientific Incorporated	656	213,115
Waters Corporation †	104	24,300

		453,961

Pharmaceuticals: 2.80%
Allergan plc	535	102,276
Bristol-Myers Squibb Company	3,817	245,013
Eli Lilly & Company	1,381	181,505
Johnson & Johnson	4,300	627,241
Merck & Company Incorporated	4,160	378,352
Mylan NV †	836	16,804
Perrigo Company plc	221	11,417
Pfizer Incorporated	9,017	353,286
Zoetis Incorporated	778	102,968

		2,018,862

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  17

Portfolio of investments—December 31, 2019

	Shares	Value
Industrials: 5.47%

Aerospace & Defense: 1.47%
Arconic Incorporated	632	$19,447
General Dynamics Corporation	381	67,189
Huntington Ingalls Industries Incorporated	66	16,558
L3Harris Technologies	362	71,629
Lockheed Martin Corporation	405	157,699
Northrop Grumman Corporation	255	87,712
Raytheon Company	454	99,762
Textron Incorporated	372	16,591
The Boeing Company	872	284,063
TransDigm Group Incorporated	81	45,360
United Technologies Corporation	1,323	198,132

		1,064,142

Air Freight & Logistics: 0.32%
C.H. Robinson Worldwide Incorporated	220	17,204
Expeditors International of Washington Incorporated	278	21,690
FedEx Corporation	390	58,972
United Parcel Service Incorporated Class B	1,139	133,331

		231,197

Airlines: 0.22%
Alaska Air Group Incorporated	201	13,618
American Airlines Group Incorporated	637	18,269
Delta Air Lines Incorporated	941	55,030
Southwest Airlines Company	773	41,727
United Airlines Holdings Incorporated †	355	31,272

		159,916

Building Products: 0.16%
A.O. Smith Corporation	223	10,624
Allegion plc	151	18,806
Fortune Brands Home & Security Incorporated	226	14,767
Johnson Controls International plc	1,257	51,172
Masco Corporation	464	22,267

		117,636

Commercial Services & Supplies: 0.25%
Cintas Corporation	137	36,864
Copart Incorporated †	335	30,465
Republic Services Incorporated	344	30,833
Rollins Incorporated	229	7,594
Waste Management Incorporated	639	72,820

		178,576

Construction & Engineering: 0.04%
Jacobs Engineering Group Incorporated	220	19,763
Quanta Services Incorporated	232	9,445

		29,208

Electrical Equipment: 0.30%
AMETEK Incorporated	374	37,303
Eaton Corporation plc	675	63,936

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

	Shares	Value

Electrical Equipment (continued)
Emerson Electric Company	994	$75,802
Rockwell Automation Incorporated	188	38,102

		215,143

Industrial Conglomerates: 0.82%
3M Company	936	165,129
General Electric Company	14,284	159,409
Honeywell International Incorporated	1,167	206,559
Roper Technologies Incorporated	170	60,219

		591,316

Machinery: 0.97%
Caterpillar Incorporated	902	133,207
Cummins Incorporated	249	44,561
Deere & Company	513	88,882
Dover Corporation	236	27,201
Flowserve Corporation	212	10,551
Fortive Corporation	483	36,896
IDEX Corporation	124	21,328
Illinois Tool Works Incorporated	478	85,863
Ingersoll-Rand plc	390	51,839
PACCAR Incorporated	564	44,612
Parker-Hannifin Corporation	210	43,222
Pentair plc	274	12,568
Snap-on Incorporated	89	15,077
Stanley Black & Decker Incorporated	248	41,104
Wabtec Corporation	296	23,029
Xylem Incorporated	293	23,085

		703,025

Professional Services: 0.20%
Equifax Incorporated	198	27,744
IHS Markit Limited †	655	49,354
Nielsen Holdings plc	579	11,754
Robert Half International Incorporated	192	12,125
Verisk Analytics Incorporated	267	39,874

		140,851

Road & Rail: 0.61%
CSX Corporation	1,269	91,825
J.B. Hunt Transport Services Incorporated	139	16,232
Kansas City Southern	161	24,659
Norfolk Southern Corporation	427	82,894
Old Dominion Freight Line Incorporated	104	19,737
Union Pacific Corporation	1,133	204,835

		440,182

Trading Companies & Distributors: 0.11%
Fastenal Company	937	34,622
United Rentals Incorporated †	122	20,346
W.W. Grainger Incorporated	70	23,696

		78,664

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  19

Portfolio of investments—December 31, 2019

	Shares	Value
Information Technology: 14.06%

Communications Equipment: 0.59%
Arista Networks Incorporated †	88	$17,899
Cisco Systems Incorporated	6,941	332,890
F5 Networks Incorporated †	99	13,825
Juniper Networks Incorporated	546	13,448
Motorola Solutions Incorporated	280	45,119

		423,181

Electronic Equipment, Instruments & Components: 0.34%
Amphenol Corporation Class A	485	52,492
CDW Corporation of Delaware	234	33,425
Corning Incorporated	1,259	36,649
FLIR Systems Incorporated	218	11,351
IPG Photonics Corporation †	57	8,260
Keysight Technologies Incorporated †	307	31,507
TE Connectivity Limited	547	52,424
Zebra Technologies Corporation Class A †	87	22,223

		248,331

IT Services: 3.27%
Accenture plc Class A	1,037	218,361
Akamai Technologies Incorporated †	264	22,804
Alliance Data Systems Corporation	66	7,405
Automatic Data Processing Incorporated	707	120,544
Broadridge Financial Solutions Incorporated	187	23,102
Cognizant Technology Solutions Corporation Class A	894	55,446
DXC Technology Company	417	15,675
Fidelity National Information Services Incorporated	1,004	139,646
Fiserv Incorporated †	933	107,883
FleetCor Technologies Incorporated †	141	40,569
Gartner Incorporated †	146	22,499
Global Payments Incorporated	491	89,637
International Business Machines Corporation	1,443	193,420
Jack Henry & Associates Incorporated	125	18,209
Leidos Holdings Incorporated	217	21,242
MasterCard Incorporated Class A	1,453	433,851
Paychex Incorporated	522	44,401
PayPal Holdings Incorporated †	1,915	207,146
The Western Union Company	681	18,237
VeriSign Incorporated †	169	32,563
Visa Incorporated Class A	2,797	525,556

		2,358,196

Semiconductors & Semiconductor Equipment: 2.56%
Advanced Micro Devices Incorporated †	1,827	83,786
Analog Devices Incorporated	602	71,542
Applied Materials Incorporated	1,512	92,292
Broadcom Incorporated	647	204,465
Intel Corporation	7,104	425,174
KLA-Tencor Corporation	258	45,968
Lam Research Corporation	237	69,299
Maxim Integrated Products Incorporated	443	27,249
Microchip Technology Incorporated	391	40,946
Micron Technology Incorporated †	1,811	97,396
NVIDIA Corporation	998	234,829

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo Incorporated †	190	$22,084
QUALCOMM Incorporated	1,874	165,343
Skyworks Solutions Incorporated	278	33,605
Texas Instruments Incorporated	1,529	196,155
Xilinx Incorporated	412	40,281

		1,850,414

Software: 4.27%
Adobe Systems Incorporated †	792	261,210
ANSYS Incorporated †	139	35,780
Autodesk Incorporated †	359	65,862
Cadence Design Systems Incorporated †	459	31,836
Citrix Systems Incorporated	200	22,180
Fortinet Incorporated †	232	24,768
Intuit Incorporated	423	110,796
Microsoft Corporation	12,463	1,965,415
NortonLifeLock Incorporated	936	23,887
Oracle Corporation	3,530	187,019
Salesforce.com Incorporated †	1,445	235,015
ServiceNow Incorporated †	308	86,955
Synopsys Incorporated †	245	34,104

		3,084,827

Technology Hardware, Storage & Peripherals: 3.03%
Apple Incorporated	6,864	2,015,616
Hewlett Packard Enterprise Company	2,107	33,417
HP Incorporated	2,418	49,690
NetApp Incorporated	372	23,157
Seagate Technology plc	377	22,432
Western Digital Corporation	490	31,100
Xerox Holdings Corporation	303	11,172

		2,186,584

Materials: 1.60%

Chemicals: 1.14%
Air Products & Chemicals Incorporated	360	84,596
Albemarle Corporation	173	12,636
Celanese Corporation Series A	197	24,255
CF Industries Holdings Incorporated	355	16,948
Corteva Incorporated	1,220	36,063
Dow Incorporated	1,208	66,114
DuPont de Nemours Incorporated	1,198	76,912
Eastman Chemical Company	221	17,516
Ecolab Incorporated	411	79,319
FMC Corporation	211	21,062
International Flavors & Fragrances Incorporated	174	22,449
Linde plc	877	186,713
LyondellBasell Industries NV Class A	419	39,587
PPG Industries Incorporated	385	51,394
The Mosaic Company	569	12,313
The Sherwin-Williams Company	134	78,194

		826,071

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  21

Portfolio of investments—December 31, 2019

	Shares	Value
Construction Materials: 0.08%
Martin Marietta Materials Incorporated	101	$28,244
Vulcan Materials Company	215	30,958

		59,202

Containers & Packaging: 0.22%
Amcor plc	2,648	28,704
Avery Dennison Corporation	136	17,792
Ball Corporation	533	34,469
International Paper Company	642	29,564
Packaging Corporation of America	154	17,246
Sealed Air Corporation	251	9,997
WestRock Company	421	18,065

		155,837

Metals & Mining: 0.16%
Freeport-McMoRan Incorporated	2,367	31,055
Newmont Goldcorp Corporation	1,345	58,440
Nucor Corporation	495	27,859

		117,354

Real Estate: 1.77%

Equity REITs: 1.73%
Alexandria Real Estate Equities Incorporated	188	30,377
American Tower Corporation	726	166,849
Apartment Investment & Management Company Class A	243	12,551
AvalonBay Communities Incorporated	227	47,602
Boston Properties Incorporated	234	32,259
Crown Castle International Corporation	682	96,946
Digital Realty Trust Incorporated	342	40,951
Duke Realty Corporation	602	20,871
Equinix Incorporated	139	81,134
Equity Residential	570	46,124
Essex Property Trust Incorporated	107	32,192
Extra Space Storage Incorporated	212	22,391
Federal Realty Investment Trust	114	14,675
Healthpeak Properties Incorpoarated	810	27,921
Host Hotels & Resorts Incorporated	1,171	21,722
Iron Mountain Incorporated	470	14,979
Kimco Realty Corporation	692	14,331
Mid-America Apartment Communities Incorporated	187	24,658
Prologis Incorporated	1,034	92,171
Public Storage Incorporated	245	52,175
Realty Income Corporation	532	39,171
Regency Centers Corporation	273	17,224
SBA Communications Corporation	184	44,342
Simon Property Group Incorporated	502	74,778
SL Green Realty Corporation	133	12,220
UDR Incorporated	480	22,416
Ventas Incorporated	611	35,279
Vornado Realty Trust	258	17,157
Welltower Incorporated	663	54,220
Weyerhaeuser Company	1,219	36,814

		1,246,500

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

			Shares	Value
Real Estate Management & Development: 0.04%
CBRE Group Incorporated Class A †			547	$33,526

Utilities: 2.02%

Electric Utilities: 1.24%
Alliant Energy Corporation			394	21,560
American Electric Power Company Incorporated			807	76,270
Duke Energy Corporation			1,192	108,722
Edison International			588	44,341
Entergy Corporation			326	39,055
Evergy Incorporated			373	24,279
Eversource Energy			531	45,172
Exelon Corporation			1,588	72,397
FirstEnergy Corporation			885	43,011
NextEra Energy Incorporated			800	193,728
Pinnacle West Capital Corporation			184	16,547
PPL Corporation			1,184	42,482
The Southern Company			1,718	109,437
Xcel Energy Incorporated			860	54,601

				891,602

Gas Utilities: 0.03%
Atmos Energy Corporation			195	21,813

Independent Power & Renewable Electricity Producers: 0.05%
AES Corporation			1,087	21,631
NRG Energy Incorporated			412	16,377

				38,008

Multi-Utilities: 0.65%
Ameren Corporation			403	30,950
CenterPoint Energy Incorporated			823	22,443
CMS Energy Corporation			465	29,221
Consolidated Edison Incorporated			543	49,125
Dominion Energy Incorporated			1,347	111,559
DTE Energy Company			314	40,779
NiSource Incorporated			612	17,038
Public Service Enterprise Group Incorporated			828	48,893
Sempra Energy			461	69,832
WEC Energy Group Incorporated			515	47,498

				467,338

Water Utilities: 0.05%
American Water Works Company Incorporated			295	36,241

Total Common Stocks (Cost $20,762,145)				43,670,800

	Interest rate	Maturity date	Principal
U.S. Treasury Securities: 38.66%
U.S. Treasury Bond	2.13%	9-30-2024	$118,000	120,247
U.S. Treasury Bond	2.13	11-30-2024	119,000	121,314
U.S. Treasury Bond	2.25	8-15-2046	165,000	160,148
U.S. Treasury Bond	2.25	8-15-2049	108,000	104,642
U.S. Treasury Bond	2.50	2-15-2045	182,000	185,467
U.S. Treasury Bond	2.50	2-15-2046	164,000	167,231
U.S. Treasury Bond	2.50	5-15-2046	163,000	166,208
U.S. Treasury Bond	2.75	8-15-2042	126,000	134,399
U.S. Treasury Bond	2.75	11-15-2042	126,000	134,303

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  23

Portfolio of investments—December 31, 2019

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Bond	2.75%	8-15-2047	$160,000	$171,377
U.S. Treasury Bond	2.75	11-15-2047	161,000	172,445
U.S. Treasury Bond	2.88	5-15-2028	270,000	290,426
U.S. Treasury Bond	2.88	5-15-2043	182,000	198,034
U.S. Treasury Bond	2.88	8-15-2045	174,000	189,975
U.S. Treasury Bond	2.88	11-15-2046	163,000	178,583
U.S. Treasury Bond	2.88	5-15-2049	158,000	173,956
U.S. Treasury Bond	3.00	5-15-2042	84,000	93,335
U.S. Treasury Bond	3.00	11-15-2044	178,000	198,172
U.S. Treasury Bond	3.00	5-15-2045	183,000	204,050
U.S. Treasury Bond	3.00	11-15-2045	175,000	195,538
U.S. Treasury Bond	3.00	2-15-2047	164,000	184,046
U.S. Treasury Bond	3.00	5-15-2047	162,000	181,793
U.S. Treasury Bond	3.00	2-15-2048	174,000	195,378
U.S. Treasury Bond	3.00	8-15-2048	127,000	142,861
U.S. Treasury Bond	3.00	2-15-2049	169,000	190,436
U.S. Treasury Bond	3.13	11-15-2041	66,000	74,772
U.S. Treasury Bond	3.13	2-15-2042	87,000	98,567
U.S. Treasury Bond	3.13	2-15-2043	129,000	146,122
U.S. Treasury Bond	3.13	8-15-2044	181,000	205,643
U.S. Treasury Bond	3.13	5-15-2048	175,000	201,271
U.S. Treasury Bond	3.38	5-15-2044	187,000	221,030
U.S. Treasury Bond	3.38	11-15-2048	183,000	220,563
U.S. Treasury Bond	3.50	2-15-2039	61,000	73,019
U.S. Treasury Bond	3.63	8-15-2043	156,000	191,079
U.S. Treasury Bond	3.63	2-15-2044	218,000	267,577
U.S. Treasury Bond	3.75	8-15-2041	68,000	84,320
U.S. Treasury Bond	3.75	11-15-2043	187,000	233,571
U.S. Treasury Bond	3.88	8-15-2040	71,000	89,382
U.S. Treasury Bond	4.25	5-15-2039	57,000	74,927
U.S. Treasury Bond	4.25	11-15-2040	74,000	97,818
U.S. Treasury Bond	4.38	2-15-2038	32,000	42,518
U.S. Treasury Bond	4.38	11-15-2039	57,000	76,196
U.S. Treasury Bond	4.38	5-15-2040	83,000	111,314
U.S. Treasury Bond	4.38	5-15-2041	65,000	87,519
U.S. Treasury Bond	4.50	2-15-2036	70,000	92,722
U.S. Treasury Bond	4.50	5-15-2038	36,000	48,590
U.S. Treasury Bond	4.50	8-15-2039	59,000	79,980
U.S. Treasury Bond	4.63	2-15-2040	102,000	140,860
U.S. Treasury Bond	4.75	2-15-2037	24,000	32,989
U.S. Treasury Bond	4.75	2-15-2041	88,000	123,993
U.S. Treasury Bond	5.00	5-15-2037	29,000	41,005
U.S. Treasury Bond	5.25	11-15-2028	45,000	57,256
U.S. Treasury Bond	5.25	2-15-2029	33,000	42,172
U.S. Treasury Bond	5.38	2-15-2031	70,000	93,873
U.S. Treasury Bond	5.50	8-15-2028	35,000	45,016
U.S. Treasury Bond	6.13	11-15-2027	49,000	64,332
U.S. Treasury Bond	6.13	8-15-2029	25,000	34,247
U.S. Treasury Bond	6.25	5-15-2030	45,000	63,238
U.S. Treasury Bond	6.38	8-15-2027	21,000	27,761
U.S. Treasury Bond	6.88	8-15-2025	21,000	26,767
U.S. Treasury Note	2.88	9-30-2023	148,000	154,460
U.S. Treasury Note	1.13	2-28-2021	142,000	141,151
U.S. Treasury Note	1.13	6-30-2021	142,000	140,979
U.S. Treasury Note	1.13	7-31-2021	153,000	151,825
U.S. Treasury Note	1.13	8-31-2021	153,000	151,786

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	1.13%	9-30-2021	$152,000	$150,737
U.S. Treasury Note	1.25	3-31-2021	145,000	144,318
U.S. Treasury Note	1.25	10-31-2021	151,000	150,049
U.S. Treasury Note	1.25	7-31-2023	125,000	123,233
U.S. Treasury Note	1.38	9-15-2020	102,000	101,810
U.S. Treasury Note	1.38	9-30-2020	147,000	146,697
U.S. Treasury Note	1.38	10-31-2020	232,000	231,454
U.S. Treasury Note	1.38	1-31-2021	147,000	146,577
U.S. Treasury Note	1.38	4-30-2021	144,000	143,540
U.S. Treasury Note	1.38	5-31-2021	144,000	143,537
U.S. Treasury Note	1.38	6-30-2023	126,000	124,812
U.S. Treasury Note	1.38	8-31-2023	124,000	122,763
U.S. Treasury Note	1.38	9-30-2023	90,000	89,034
U.S. Treasury Note	1.50	1-31-2022	128,000	127,766
U.S. Treasury Note	1.50	2-28-2023	126,000	125,482
U.S. Treasury Note	1.50	3-31-2023	126,000	125,460
U.S. Treasury Note	1.50	8-15-2026	102,000	99,908
U.S. Treasury Note	1.63	10-15-2020	102,000	101,984
U.S. Treasury Note	1.63	11-30-2020	155,000	154,953
U.S. Treasury Note	1.63	8-15-2022	117,000	117,053
U.S. Treasury Note	1.63	8-31-2022	151,000	151,049
U.S. Treasury Note	1.63	11-15-2022	150,000	150,028
U.S. Treasury Note	1.63	4-30-2023	128,000	127,904
U.S. Treasury Note	1.63	5-31-2023	128,000	127,916
U.S. Treasury Note	1.63	10-31-2023	90,000	89,848
U.S. Treasury Note	1.63	2-15-2026	102,000	100,989
U.S. Treasury Note	1.63	5-15-2026	105,000	103,817
U.S. Treasury Note	1.63	8-15-2029	157,000	152,827
U.S. Treasury Note	1.75	10-31-2020	148,000	148,114
U.S. Treasury Note	1.75	11-15-2020	102,000	102,082
U.S. Treasury Note	1.75	12-31-2020	148,000	148,126
U.S. Treasury Note	1.75	11-30-2021	134,000	134,374
U.S. Treasury Note	1.75	2-28-2022	129,000	129,438
U.S. Treasury Note	1.75	3-31-2022	128,000	128,432
U.S. Treasury Note	1.75	4-30-2022	126,000	126,422
U.S. Treasury Note	1.75	5-15-2022	111,000	111,362
U.S. Treasury Note	1.75	5-31-2022	149,000	149,519
U.S. Treasury Note	1.75	6-30-2022	149,000	149,551
U.S. Treasury Note	1.75	9-30-2022	144,000	144,505
U.S. Treasury Note	1.75	1-31-2023	129,000	129,455
U.S. Treasury Note	1.75	5-15-2023	226,000	226,720
U.S. Treasury Note	1.88	12-15-2020	100,000	100,211
U.S. Treasury Note	1.88	11-30-2021	128,000	128,708
U.S. Treasury Note	1.88	1-31-2022	157,000	157,867
U.S. Treasury Note	1.88	2-28-2022	153,000	153,884
U.S. Treasury Note	1.88	3-31-2022	153,000	153,917
U.S. Treasury Note	1.88	4-30-2022	153,000	153,931
U.S. Treasury Note	1.88	5-31-2022	128,000	128,826
U.S. Treasury Note	1.88	7-31-2022	149,000	149,984
U.S. Treasury Note	1.88	8-31-2022	142,000	142,973
U.S. Treasury Note	1.88	9-30-2022	144,000	145,023
U.S. Treasury Note	1.88	10-31-2022	143,000	143,990
U.S. Treasury Note	1.88	8-31-2024	125,000	125,961
U.S. Treasury Note	2.00	9-30-2020	106,000	106,270
U.S. Treasury Note	2.00	11-30-2020	122,000	122,387
U.S. Treasury Note	2.00	1-15-2021	100,000	100,362

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  25

Portfolio of investments—December 31, 2019

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	2.00%	2-28-2021	$105,000	$105,418
U.S. Treasury Note	2.00	5-31-2021	146,000	146,780
U.S. Treasury Note	2.00	8-31-2021	127,000	127,811
U.S. Treasury Note	2.00	10-31-2021	126,000	126,907
U.S. Treasury Note	2.00	11-15-2021	178,000	179,356
U.S. Treasury Note	2.00	12-31-2021	155,000	156,193
U.S. Treasury Note	2.00	2-15-2022	133,000	134,087
U.S. Treasury Note	2.00	7-31-2022	144,000	145,418
U.S. Treasury Note	2.00	10-31-2022	143,000	144,493
U.S. Treasury Note	2.00	11-30-2022	129,000	130,384
U.S. Treasury Note	2.00	2-15-2023	220,000	222,442
U.S. Treasury Note	2.00	4-30-2024	123,000	124,577
U.S. Treasury Note	2.00	5-31-2024	123,000	124,595
U.S. Treasury Note	2.00	6-30-2024	123,000	124,593
U.S. Treasury Note	2.00	2-15-2025	289,000	292,885
U.S. Treasury Note	2.00	8-15-2025	220,000	222,781
U.S. Treasury Note	2.00	11-15-2026	170,000	171,767
U.S. Treasury Note	2.13	1-31-2021	132,000	132,677
U.S. Treasury Note	2.13	6-30-2021	142,000	143,096
U.S. Treasury Note	2.13	8-15-2021	178,000	179,452
U.S. Treasury Note	2.13	9-30-2021	128,000	129,115
U.S. Treasury Note	2.13	12-31-2021	126,000	127,285
U.S. Treasury Note	2.13	6-30-2022	126,000	127,609
U.S. Treasury Note	2.13	12-31-2022	129,000	130,890
U.S. Treasury Note	2.13	11-30-2023	110,000	111,870
U.S. Treasury Note	2.13	2-29-2024	128,000	130,265
U.S. Treasury Note	2.13	3-31-2024	127,000	129,250
U.S. Treasury Note	2.13	7-31-2024	123,000	125,278
U.S. Treasury Note	2.13	5-15-2025	234,000	238,583
U.S. Treasury Note	2.25	2-15-2021	109,000	109,720
U.S. Treasury Note	2.25	3-31-2021	135,000	136,013
U.S. Treasury Note	2.25	4-30-2021	142,000	143,179
U.S. Treasury Note	2.25	7-31-2021	120,000	121,186
U.S. Treasury Note	2.25	12-31-2023	127,000	129,786
U.S. Treasury Note	2.25	1-31-2024	127,000	129,834
U.S. Treasury Note	2.25	10-31-2024	121,000	124,050
U.S. Treasury Note	2.25	11-15-2024	290,000	297,319
U.S. Treasury Note	2.25	12-31-2024	118,000	121,026
U.S. Treasury Note	2.25	11-15-2025	219,000	224,722
U.S. Treasury Note	2.25	2-15-2027	196,000	201,262
U.S. Treasury Note	2.25	8-15-2027	101,000	103,753
U.S. Treasury Note	2.25	11-15-2027	99,000	101,684
U.S. Treasury Note	2.38	12-31-2020	123,000	123,859
U.S. Treasury Note	2.38	1-31-2023	144,000	147,181
U.S. Treasury Note	2.38	8-15-2024	289,000	297,580
U.S. Treasury Note	2.38	5-15-2027	283,000	293,197
U.S. Treasury Note	2.38	5-15-2029	90,000	93,472
U.S. Treasury Note	2.50	8-15-2023	190,000	195,553
U.S. Treasury Note	2.50	5-15-2024	281,000	290,507
U.S. Treasury Note	2.50	1-31-2025	116,000	120,433
U.S. Treasury Note	2.63	11-15-2020	230,000	231,918
U.S. Treasury Note	2.63	2-28-2023	146,000	150,427
U.S. Treasury Note	2.63	6-30-2023	139,000	143,605
U.S. Treasury Note	2.63	3-31-2025	114,000	119,115
U.S. Treasury Note	2.63	2-15-2029	250,000	264,758
U.S. Treasury Note	2.75	5-31-2023	141,000	146,104

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2019

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	2.75%	7-31-2023	$142,000	$147,356
U.S. Treasury Note	2.75	8-31-2023	145,000	150,568
U.S. Treasury Note	2.75	11-15-2023	251,000	261,046
U.S. Treasury Note	2.75	2-15-2024	217,000	226,165
U.S. Treasury Note	2.75	2-28-2025	121,000	127,135
U.S. Treasury Note	2.75	6-30-2025	119,000	125,224
U.S. Treasury Note	2.75	8-31-2025	122,000	128,483
U.S. Treasury Note	2.75	2-15-2028	189,000	201,239
U.S. Treasury Note	2.88	4-30-2025	114,000	120,601
U.S. Treasury Note	2.88	5-31-2025	117,000	123,810
U.S. Treasury Note	2.88	7-31-2025	118,000	125,004
U.S. Treasury Note	2.88	8-15-2028	190,000	204,642
U.S. Treasury Note	3.00	9-30-2025	121,000	129,120
U.S. Treasury Note	3.13	5-15-2021	155,000	158,142
U.S. Treasury Note	3.63	2-15-2021	199,000	203,331
U.S. Treasury Note	6.00	2-15-2026	42,000	52,247
U.S. Treasury Note	6.25	8-15-2023	35,000	40,634
U.S. Treasury Note	6.50	11-15-2026	28,000	36,475
U.S. Treasury Note	6.63	2-15-2027	18,000	23,761
U.S. Treasury Note	6.75	8-15-2026	21,000	27,479
U.S. Treasury Note	7.13	2-15-2023	24,000	28,029
U.S. Treasury Note	7.25	8-15-2022	24,000	27,459
U.S. Treasury Note	7.50	11-15-2024	22,000	27,920
U.S. Treasury Note	7.63	11-15-2022	12,000	14,021
U.S. Treasury Note	7.63	2-15-2025	20,000	25,764
U.S. Treasury Note	7.88	2-15-2021	15,000	16,022
U.S. Treasury Note	8.00	11-15-2021	48,000	53,596
U.S. Treasury Note	8.13	5-15-2021	17,000	18,499
U.S. Treasury Note	8.13	8-15-2021	15,000	16,561

Total U.S. Treasury Securities (Cost $26,802,235)				27,911,946

	Yield		Shares
Short-Term Investments: 0.25%

Investment Companies: 0.18%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.55		126,233	126,233

			Principal
U.S. Treasury Securities: 0.07%
U.S. Treasury Bill #(z)	1.50	3-12-2020	$52,000	51,848

Total Short-Term Investments (Cost $178,078)				178,081

Total investments in securities (Cost $47,742,458)	99.40%	71,760,827

Other assets and liabilities, net	0.60	431,769

Total net assets	100.00%	$72,192,596

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  27

Portfolio of investments—December 31, 2019

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

10-Year U.S. Treasury Notes	38	3-20-2020	$4,922,594	$4,880,031	$0	$(42,563)

5-Year U.S. Treasury Notes	4	3-31-2020	473,886	474,438	552	0

					$552	$(42,563)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Common Stocks
Financials
Banks
Wells Fargo & Company	8,176	102	(2,007)	6,271	$44,379	$11,939	$14,149		$337,379	0.47%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	0	412,684	(412,684)	0	3	0	486	#	0
Wells Fargo Government Money Market Fund Select Class	1,208,555	10,519,272	(11,601,594)	126,233	0	0	16,276		126,233
									126,233	0.18

					$44,382	$11,939	$30,911		$463,612	0.65%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo VT Index Asset Allocation Fund

Statement of assets and liabilities—December 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $47,423,025)	$71,297,215
Investments in affiliated securities, at value (cost $319,433)	463,612
Receivable for investments sold	332,670
Receivable for Fund shares sold	678
Receivable for dividends and interest	203,368
Prepaid expenses and other assets	29,521

Total assets	72,327,064

Liabilities
Payable for Fund shares redeemed	52,665
Payable for daily variation margin on open futures contracts	4,260
Management fee payable	34,831
Administration fee payable	5,076
Distribution fee payable	15,794
Custody and accounting fees payable	14,772
Trustees’ fees and expenses payable	5,690
Accrued expenses and other liabilities	1,380

Total liabilities	134,468

Total net assets	$72,192,596

Net assets consist of
Paid-in capital	$43,991,837
Total distributable earnings	28,200,759

Total net assets	$72,192,596

Computation of net asset value per share
Net assets – Class 2	$72,192,596
Shares outstanding – Class 2[1]	3,513,357
Net asset value per share – Class 2	$20.55

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  29

Statement of operations—year ended December 31, 2019

Investment income
Dividends	$873,731
Interest	600,582
Income from affiliated securities	30,480

Total investment income	1,504,793

Expenses
Management fee	435,464
Administration fee
Class 2	58,062
Distribution fee
Class 2	180,340
Custody and accounting fees	20,599
Professional fees	36,579
Shareholder report expenses	5,648
Trustees’ fees and expenses	21,041
Other fees and expenses	4,350

Total expenses	762,083
Less: Fee waivers and/or expense reimbursements
Fund-level	(36,656)

Net expenses	725,427

Net investment income	779,366

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	5,438,115
Affiliated securities	44,382
Futures contracts	(87,409)

Net realized gains on investments	5,395,088

Net change in unrealized gains (losses) on
Unaffiliated securities	6,847,686
Affiiliated securities	11,939
Futures contracts	206,401

Net change in unrealized gains (losses) on investments	7,066,026

Net realized and unrealized gains (losses) on investments	12,461,114

Net increase in net assets resulting from operations	$13,240,480

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo VT Index Asset Allocation Fund

Statement of changes in net assets

	Year ended December 31, 2019		Year ended December 31, 2018

Operations
Net investment income		$779,366		$726,669
Net realized gains on investments		5,395,088		4,915,002
Net change in unrealized gains (losses) on investments		7,066,026		(7,617,016)

Net increase (decrease) in net assets resulting from operations		13,240,480		(1,975,345)

Distributions to shareholders from net investment income and net realized gains – Class 2		(5,335,197)		(5,678,021)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	75,995	1,504,042	94,068	1,894,966
Reinvestment of distributions – Class 2	269,720	5,335,197	288,313	5,678,021
Payment for shares redeemed – Class 2	(570,099)	(11,403,024)	(652,033)	(13,024,489)

Net decrease in net assets resulting from capital share transactions		(4,563,785)		(5,451,502)

Total increase (decrease) in net assets		3,341,498		(13,104,868)

Net assets
Beginning of period		68,851,098		81,955,966

End of period		$72,192,596		$68,851,098

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  31

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.42	$20.45	$19.16	$18.47	$18.43
Net investment income	0.22	0.20	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	3.42	(0.70)	2.12	1.22	0.05

Total from investment operations	3.64	(0.50)	2.29	1.39	0.23
Distributions to shareholders from
Net investment income	(0.22)	(0.20)	(0.15)	(0.17)	(0.19)
Net realized gains	(1.29)	(1.33)	(0.85)	(0.53)	0.00

Total distributions to shareholders	(1.51)	(1.53)	(1.00)	(0.70)	(0.19)
Net asset value, end of period	$20.55	$18.42	$20.45	$19.16	$18.47
Total return[1]	20.16%	(2.90)%	12.25%	7.67%	1.25%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.05%	1.16%	1.10%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.07%	0.94%	0.86%	0.93%	0.95%
Supplemental data
Portfolio turnover rate	4%	10%	10%	15%	44%
Net assets, end of period (000s omitted)	$72,193	$68,851	$81,956	$81,505	$81,495

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Wells Fargo VT Index Asset Allocation Fund  |  33

Notes to financial statements

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2019, the aggregate cost of all investments for federal income tax purposes was $49,261,819 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$23,332,255

Gross unrealized losses	(875,258)

Net unrealized gains	$22,456,997

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

34  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$4,535,990	$0	$0	$4,535,990

Consumer discretionary	4,250,034	0	0	4,250,034

Consumer staples	3,147,646	0	0	3,147,646

Energy	1,893,356	0	0	1,893,356

Financials	5,651,135	0	0	5,651,135

Health care	6,197,758	0	0	6,197,758

Industrials	3,949,856	0	0	3,949,856

Information technology	10,151,533	0	0	10,151,533

Materials	1,158,464	0	0	1,158,464

Real estate	1,280,026	0	0	1,280,026

Utilities	1,455,002	0	0	1,455,002

U.S. Treasury securities	27,911,946	0	0	27,911,946

Short-term investments

Investment companies	126,233	0	0	126,233

U.S. Treasury securities	51,848	0	0	51,848

	71,760,827	0	0	71,760,827

Futures contracts	552	0	0	552

Total assets	$71,761,379	$0	$0	$71,761,379

Liabilities

Futures contracts	$42,563	$0	$0	$42,563

Total liabilities	$42,563	$0	$0	$42,563

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended December 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the

Wells Fargo VT Index Asset Allocation Fund  |  35

Notes to financial statements

investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.550

Next $2 billion	0.500

Next $2 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

For the year ended December 31, 2019, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Funds Management has committed through April 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,171,996	$1,756,947	$1,510,471	$9,525,035

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the

36  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements

close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2019, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2019, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $4,270,970 in long futures contracts and $2,108,223 in short futures contracts during the year ended December 31, 2019.

The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of December 31, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$129,791	$229,995

Interest rate risk	(217,200)	(23,594)

	$(87,409)	$206,401

8. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2019, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year ended December 31

	2019	2018

Ordinary income	$801,395	$788,369

Long-term capital gain	4,533,802	4,889,652

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$198,062	$5,545,700	$22,456,997

Wells Fargo VT Index Asset Allocation Fund  |  37

Notes to financial statements

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

38  |  Wells Fargo VT Index Asset Allocation Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Index Asset Allocation Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 25, 2020

Wells Fargo VT Index Asset Allocation Fund  |  39

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 86.51% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $4,533,802 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2019.

For the fiscal year ended December 31, 2019, 39.79% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40  |  Wells Fargo VT Index Asset Allocation Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo VT Index Asset Allocation Fund  |  41

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Wells Fargo VT Index Asset Allocation Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[4] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[5] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

[4]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[5]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo VT Index Asset Allocation Fund  |  43

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0120-02374 02-20

AVT2/AR148 12-19

Annual Report

December 31, 2019

Wells Fargo

VT International Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT International Equity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Financial markets rebounded strongly to open 2019 on a positive note”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT International Equity Fund for the 12-month period that ended December 31, 2019. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.51%. The MSCI EM Index (Net)3 gained 18.42%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.72%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 5.09%, the Bloomberg Barclays Municipal Bond Index6 gained 7.54%, and the ICE BofA U.S. High Yield Index7 added 14.41%.

The year began with a strong market rebound.

After a volatile end of 2018 involving sharp losses, financial markets rebounded strongly to open 2019 on a positive note, as investors were encouraged by a sudden pivot by the U.S. Federal Reserve (Fed) to a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. The S&P 500 Index gained 8.01% in January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product (GDP) grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, markets

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT International Equity Fund

Letter to shareholders (unaudited)

tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October 2019 along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

“Equity markets continued to rally in November despite ongoing geopolitical risks.”

Wells Fargo VT International Equity Fund  |  3

Letter to shareholders (unaudited)

Financial markets ended the year on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT International Equity Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Venkateshwar (Venk) Lal

Dale A. Winner, CFA®‡

Average annual total returns (%) as of December 31, 20191

						Expense ratios[2] (%)

	Inception date	1 year		5 year	10 year	Gross	Net[3]

Class 1	8-17-1998	15.50	*	4.84	5.23	1.07	0.70

Class 2	7-31-2002	15.49	*	4.55	4.99	1.32	0.95

MSCI ACWI ex USA Index (Net)[4]	–	21.51		5.51	4.97	–	–

*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT International Equity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]

The ten largest holdings, excluding cash and cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index.

[8]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[9]

The MSCI ACWI ex USA Growth Index measures the equity market performance of the large- and mid-cap securities exhibiting overall growth style characteristics across developed and emerging market countries, excluding the United States. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings-per-share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. You cannot invest directly in an index.

[10]

The MSCI ACWI ex USA Value Index measures the equity market performance of the large- and mid-cap securities exhibiting overall growth style characteristics across developed and emerging market countries, excluding the United States. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings-per-share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. You cannot invest directly in an index.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]

The MSCI ACWI Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

[13]	The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

Wells Fargo VT International Equity Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the MSCI ACWI ex USA Index (Net) for the 12-month period that ended December 31, 2019.

∎	Communication services, financials, and information technology were relative performance laggards. Consumer staples, industrials, and consumer discretionary were notable contributors to performance.

∎

The Fund remained overweight Europe, including overweights to the Netherlands, the U.K., and Italy, partly offset by average underweights to France, Spain, and Switzerland. The Fund was underweight Asia on a regional basis, including underweights to Australia, Taiwan, and India, partly offset by overweights to Singapore, Malaysia, and China/Hong Kong.

Ten largest holdings (%) as of December 31, 2019[6]

Hitachi Limited	3.39

Smiths Group plc	3.38

LafargeHolcim Limited	3.34

Lundin Mining Corporation	3.25

Midea Group Company Limited Class A	3.04

Den Norske Bank ASA	2.97

Compagnie de Saint-Gobain SA	2.88

John Wood Group plc	2.85

Takeda Pharmaceutical Company Limited	2.82

Daiwa Securities Group Incorporated	2.77

International markets finished the year strongly, with the MSCI ACWI ex USA Index (Net) returning 8.9% in the fourth quarter as fears of an imminent U.S. recession faded and the U.S. and China agreed to details of a Phase One trade deal. Also, a win by the Conservative Party in the U.K. provided more clarity on Brexit. These events among others in 2019, including a stark reversal in U.S. Federal Reserve (Fed) policy and the start of more accommodative global monetary policy, resulted in a full-year index return of 21.5%, more than recouping the 14.2% decline in 2018. In this environment, global purchasing managers’ indices rebounded, potentially signaling the end of a global manufacturing recession as cyclicals outperformed defensive stocks. Developed market equities, represented by the MSCI World Index (Net)7 returned 26.6%, outperforming emerging markets, represented by the MSCI EM Index (Net)8, which returned 18.4%. Overall, traditional value sectors underperformed growth during the year, illustrated by the MSCI ACWI ex USA Growth Index9, which outpaced the MSCI ACWI ex USA Value Index10 by more than 10 percentage points, 27.3% to 15.7%, the highest calendar-year outperformance for growth versus value since MSCI introduced the subindices in 1997.

Our investment and risk management process of finding non-consensus undervalued equities, marrying core micro stock picking with macro risk management in each region of the globe, resulted in shifts to sector and country allocations. This included an increase in exposure to consumer discretionary, materials, Japan, and U.S. companies that derive most of their revenue from international markets. We also reduced allocations to financials, energy, Germany, and Brazil. Notable position changes included the addition of LafargeHolcim, a Swiss-based global building materials company, with self-help catalysts from its new CEO and CFO including cost-cutting, targeted portfolio reshaping, and cyclical catalysts, and Midea Group, the world’s largest producer of home appliances, representing undervalued earnings growth supported by dominant market share and strong industry growth. The Fund notably exited Sasol, with its investment thesis—based on the operational de-risking of the Lake Charles Chemical Project—no longer intact, and trimmed Cosan due to a reduction in thesis conviction, as many tenets of the value-with-catalysts thesis have played out.

Sector distribution as of December 31, 2019[11]

Country allocation as of December 31, 2019[11]

Please see footnotes on page 7.

8  |  Wells Fargo VT International Equity Fund

Performance highlights (unaudited)

Weakness in China/Hong Kong, South Africa, and the U.K. offset annual gains. Detractors included China Mobile and China Everbright. China Mobile, a non-consensus, undervalued Chinese telecom offering an attractive yield, reported mixed unaudited third-quarter results with slightly lower revenues and lower-than-expected net profits. However, growth of earnings before interest, taxes, depreciation, and amortization is turning more positive, confirmations of imminent 5G launches are expected to grow revenues, capital expenditure guidance is stable, and the company has committed to a stable dividend. We exited China Everbright, a leading Chinese cross-border investment and asset management company, given a low thesis conviction, poor management transparency, low liquidity, and a lack of Chinese financial stimulus.

Over the past 12 months, contributions to performance were driven largely by stock selection in Canada, Brazil, and Russia. Home Capital, a non-consensus, undervalued Canadian mortgage lender in Alt-A lending, returned excess capital via a stock buyback in an effort to improve its return on equity. It posted strong third-quarter results with all metrics beating expectations. Lundin Mining, a non-consensus, undervalued Canadian miner with a strong balance sheet, beat third-quarter expectations. It had better copper production/grades out of its Candelaria and Chapada mines, and its Eagle East mine was mined at the beginning of September, ahead of schedule and budget.

Our short-term outlook remains neutral. First, we view sentiment as mixed. Relative strength indicators finished the period in overvalued territory for the MSCI ACWI Index12; and cyclical stocks outperformed the overall market after the summer flight to perceived safety in bonds, gold, and quality in what has been a flowless equity rally, with net flows into bonds versus equities. Second, global earnings peaked in March 2019 and earnings revisions turned negative, but the global PMI13 (51.7) reflects that the synchronized global slowdown may have troughed, with the global services PMI (52.1) still hovering in expansionary territory while the global manufacturing PMI (50.1) emerged from a contraction with two consecutive months above 50. Third, we see the potential for easier monetary policy as the Fed ended quantitative tightening in September and cut rates for the third time this year in October while the European Central Bank restarted quantitative easing in November and introduced a third wave of targeted longer-term refinancing operations.

Our longer-term international outlook remains neutral. First, we believe stock valuations are in line to slightly above long-term averages. The price/book ratio for the MSCI ACWI Index re-rated from 1.2% in 2008 to 2.3% in 2017 and now stands at 2.4%. We believe the index’s dividend yield is relatively attractive, offering 2.4%, versus bond yields ranging from -0.3% on 10-year government bonds in Germany to 1.9% in the U.S. Second, global growth is no longer synchronized, as U.S. growth spiked in the first half of 2018 from tax and fiscal stimulus coupled with a global soft patch driven by deliberate deleveraging from China, political risk in Europe, and lingering U.S.-China trade uncertainty. That being said, we believe there is a low risk of a U.S. recession over the next year or two, despite a flat yield curve, given that real rates are negative, consumers are strong, and there is potential for Chinese stimulus and/or a resolution on U.S.-China trade tensions. Third, central banks remain accommodative given the U-turn in Fed policy, negative to zero interest rates in Japan and Europe, a restart of quantitative easing in Europe, and the potential for broad global fiscal stimulus.

Please see footnotes on page 7.

Wells Fargo VT International Equity Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2019	Ending account value 12-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class 1

Actual	$1,000.00	$1,041.71	$3.55	0.69%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.51	0.69%

Class 2

Actual	$1,000.00	$1,039.75	$4.83	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.78	0.94%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10  |  Wells Fargo VT International Equity Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Common Stocks: 97.31%

Australia: 0.34%
Origin Energy Limited (Energy, Oil, Gas & Consumable Fuels)	46,430	$275,320

Brazil: 0.22%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels) †	7,978	182,218

Canada: 4.43%
Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †	38,100	967,060
Lundin Mining Corporation (Materials, Metals & Mining)	444,251	2,654,798

		3,621,858

China: 9.99%
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	6,641	1,408,556
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	130,500	1,096,948
HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	99,724	1,636,471
Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	297,398	2,486,962
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	790,500	1,537,926

		8,166,863

France: 4.28%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	57,394	2,349,828
Orange SA (Communication Services, Diversified Telecommunication Services)	78,176	1,150,493

		3,500,321

Germany: 4.69%
Metro AG (Consumer Staples, Food & Staples Retailing)	40,605	653,382
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	2,780	820,358
Rheinmetall AG (Industrials, Industrial Conglomerates)	3,336	382,512
SAP SE (Information Technology, Software)	7,985	1,074,766
Siemens AG (Industrials, Industrial Conglomerates)	6,894	900,298

		3,831,316

Hong Kong: 2.13%
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	1,318,000	1,745,539

India: 1.63%
Zee Entertainment Enterprises Limited (Communication Services, Media)	326,490	1,336,549

Ireland: 1.91%
Greencore Group plc (Consumer Staples, Food Products)	440,342	1,562,599

Israel: 2.59%
Check Point Software Technologies Limited (Information Technology, Software) †	19,053	2,114,121

Italy: 5.41%
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	142,227	2,208,960
Prysmian SpA (Industrials, Electrical Equipment)	91,846	2,217,091

		4,426,051

Japan: 13.20%
Alps Electric Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	52,700	1,196,254
Daiwa Securities Group Incorporated (Financials, Capital Markets)	448,000	2,261,688

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  11

Portfolio of investments—December 31, 2019

	Shares	Value
Japan (continued)
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	65,700	$2,772,260
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	418,100	2,260,388
Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	58,200	2,301,937

		10,792,527

Malaysia: 2.18%
CIMB Group Holdings Bhd (Financials, Banks)	1,416,504	1,783,399

Netherlands: 5.61%
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	28,899	1,410,745
NN Group NV (Financials, Insurance)	41,455	1,572,632
OCI NV (Materials, Chemicals) †	76,216	1,602,965

		4,586,342

Norway: 2.97%
Den Norske Bank ASA (Financials, Banks)	129,846	2,429,795

Russia: 2.14%
Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	172,520	1,751,078

Singapore: 2.43%
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	395,200	1,989,296

South Korea: 4.71%
Hana Financial Group Incorporated (Financials, Banks)	16,460	523,560
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	1,834	2,187,962
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	5,532	1,139,860

		3,851,382

Switzerland: 5.08%
LafargeHolcim Limited (Materials, Construction Materials)	49,264	2,733,042
Novartis AG (Health Care, Pharmaceuticals)	15,012	1,421,480

		4,154,522

Thailand: 2.32%
Siam Commercial Bank plc (Financials, Banks)	464,900	1,900,113

United Kingdom: 14.80%
BP plc (Energy, Oil, Gas & Consumable Fuels)	299,175	1,868,890
Fresnillo plc (Materials, Metals & Mining) «	76,620	649,744
John Wood Group plc (Energy, Energy Equipment & Services)	441,519	2,330,571
Kingfisher plc (Consumer Discretionary, Specialty Retail)	324,564	932,921
Man Group plc (Financials, Capital Markets)	236,447	494,852
Melrose Industries plc (Industrials, Electrical Equipment)	628,465	1,998,748
Sensata Technologies Holding plc (Industrials, Electrical Equipment) †	19,745	1,063,663
Smiths Group plc (Industrials, Industrial Conglomerates)	123,557	2,761,005

		12,100,394

United States: 4.25%
Berry Global Group Incorporated (Materials, Containers & Packaging) †	42,783	2,031,765
Gentex Corporation (Consumer Discretionary, Auto Components)	49,852	1,444,713

		3,476,478

Total Common Stocks (Cost $78,585,990)		79,578,081

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT International Equity Fund

Portfolio of investments—December 31, 2019

	Yield	Shares	Value
Short-Term Investments: 2.61%

Investment Companies: 2.61%
Securities Lending Cash Investments LLC (l)(r)(u)	1.73%	664,243	$664,309
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.55	1,474,228	1,474,228

Total Short-Term Investments (Cost $2,138,537)			2,138,537

Total investments in securities (Cost $80,724,527)	99.92%	81,716,618

Other assets and liabilities, net	0.08	62,734

Total net assets	100.00%	$81,779,352

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
GDR	Global depositary receipt

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

1,130,477 USD	1,012,200 EUR	Credit Suisse	3-9-2020	$0	$(9,592)

934,692 USD	837,500 EUR	Credit Suisse	3-9-2020	0	(8,607)

868,050 GBP	1,160,696 USD	Morgan Stanley	3-9-2020	0	(8,783)

1,736,200 GBP	2,350,056 USD	Morgan Stanley	3-9-2020	0	(46,097)

868,050 GBP	1,142,057 USD	Morgan Stanley	3-9-2020	9,856	0

4,582,763 USD	3,472,300 GBP	Morgan Stanley	3-9-2020	0	(25,022)

				$9,856	$(98,101)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	2,226,041	20,373,481	(21,935,279)	664,243	$(66)	$0	$23,777	#	$664,309
Wells Fargo Government Money Market Fund Select Class	1,610,597	26,288,774	(26,425,143)	1,474,228	0	0	33,139		1,474,228

					$(66)	$0	$56,916		$2,138,537	2.61%

#	Amount shown represents income before fees and expenses.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  13

Statement of assets and liabilities—December 31, 2019

Assets
Investments in unaffiliated securities (including $636,520 of securities loaned), at value (cost $78,585,990)	$79,578,081
Investments in affiliated securities, at value (cost $2,138,537)	2,138,537
Foreign currency, at value (cost $600,958)	599,355
Receivable for Fund shares sold	941
Receivable for dividends	556,133
Receivable for securities lending income, net	806
Unrealized gains on forward foreign currency contracts	9,856
Prepaid expenses and other assets	562

Total assets	82,884,271

Liabilities
Payable upon receipt of securities loaned	662,439
Payable for Fund shares redeemed	83,188
Unrealized losses on forward foreign currency contracts	98,101
Management fee payable	163,403
Administration fees payable	5,647
Distribution fee payable	13,318
Custody and accounting fees payable	30,797
Trustees’ fees and expenses payable	6,417
Accrued expenses and other liabilities	41,609

Total liabilities	1,104,919

Total net assets	$81,779,352

Net assets consist of
Paid-in capital	$81,018,699
Total distributable earnings	760,653

Total net assets	$81,779,352

Computation of net asset value per share
Net assets – Class 1	$19,872,318
Shares outstanding – Class 1[1]	10,886,254
Net asset value per share – Class 1	$1.83
Net assets – Class 2	$61,907,034
Shares outstanding – Class 2[1]	32,838,136
Net asset value per share – Class 2	$1.89

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT International Equity Fund

Statement of operations—year ended December 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $243,629)	$2,549,494
Income from affiliated securities	68,468

Total investment income	2,617,962

Expenses
Management fee	647,131
Administration fees
Class 1	15,791
Class 2	48,922
Distribution fee
Class 2	152,782
Custody and accounting fees	40,719
Professional fees	51,133
Shareholder report expenses	57,638
Trustees’ fees and expenses	21,652
Other fees and expenses	32,034

Total expenses	1,067,802
Less: Fee waivers and/or expense reimbursements
Fund-level	(357,114)
Class 1	(2)

Net expenses	710,686

Net investment income	1,907,276

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(1,004,639)
Affiliated securities	(66)
Forward foreign currency contracts	(86,082)

Net realized losses on investments	(1,090,787)

Net change in unrealized gains (losses) on
Unaffiliated securities	11,060,367
Forward foreign currency contracts	(65,550)

Net change in unrealized gains (losses) on investments	10,994,817

Net realized and unrealized gains (losses) on investments	9,904,030

Net increase in net assets resulting from operations	$11,811,306

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  15

Statement of changes in net assets

	Year ended December 31, 2019		Year ended December 31, 2018

Operations
Net investment income		$1,907,276		$3,070,006
Net realized gains (losses) on investments		(1,090,787)		38,838,067
Net change in unrealized gains (losses) on investments		10,994,817		(59,864,828)

Net increase (decrease) in net assets resulting from operations		11,811,306		(17,956,755)

Distributions to shareholders from net investment income and net realized gains
Class 1		(9,077,111)		(8,771,959)
Class 2		(27,331,240)		(25,052,585)

Total distributions to shareholders		(36,408,351)		(33,824,544)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	386,051	874,936	209,637	942,178
Class 2	803,693	1,889,549	709,948	3,066,184

		2,764,485		4,008,362

Reinvestment of distributions
Class 1	5,186,921	9,077,111	2,690,835	8,771,959
Class 2	15,100,133	27,331,240	7,546,109	25,052,585

		36,408,351		33,824,544

Payment for shares redeemed
Class 1	(1,474,212)	(3,230,199)	(1,355,759)	(5,459,375)
Class 2	(3,468,601)	(7,885,488)	(47,012,701)	(248,476,045)

		(11,115,687)		(253,935,420)

Net increase (decrease) in net assets resulting from capital share transactions		28,057,149		(216,102,514)

Total increase (decrease) in net assets		3,460,104		(267,883,813)

Net assets
Beginning of period		78,319,248		346,203,061

End of period		$81,779,352		$78,319,248

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT International Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2019	2018	2017	2016	2015
Net asset value, beginning of period	$2.85	$5.34	$4.41	$4.82	$4.92
Net investment income	0.06 [1]	0.10 [1]	0.12 [1]	0.11 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	0.34	(0.77)	0.96	(0.01)	0.02

Total from investment operations	0.40	(0.67)	1.08	0.10	0.13
Distributions to shareholders from
Net investment income	(0.13)	(0.61)	(0.15)	(0.15)	(0.23)
Net realized gains	(1.29)	(1.21)	0.00	(0.36)	0.00

Total distributions to shareholders	(1.42)	(1.82)	(0.15)	(0.51)	(0.23)
Net asset value, end of period	$1.83	$2.85	$5.34	$4.41	$4.82
Total return[2]	16.14%	(16.86)%	24.86%	3.25%	2.30%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.12%	0.95%	0.95%	0.95%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	2.55%	2.41%	2.41%	2.49%	2.04%
Supplemental data
Portfolio turnover rate	48%	51%	55%	77%	34%
Net assets, end of period (000s omitted)	$19,872	$19,315	$28,001	$25,137	$30,254

[1]	Calculated based upon average shares outstanding

[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2019	2018	2017	2016	2015
Net asset value, beginning of period	$2.89	$5.38	$4.45	$4.84	$4.95
Net investment income	0.05 [1]	0.09 [1]	0.11 [1]	0.10	0.09 [1]
Net realized and unrealized gains (losses) on investments	0.36	(0.78)	0.96	0.00	0.01

Total from investment operations	0.41	(0.69)	1.07	0.10	0.10
Distributions to shareholders from
Net investment income	(0.12)	(0.59)	(0.14)	(0.13)	(0.21)
Net realized gains	(1.29)	(1.21)	0.00	(0.36)	0.00

Total distributions to shareholders	(1.41)	(1.80)	(0.14)	(0.49)	(0.21)
Net asset value, end of period	$1.89	$2.89	$5.38	$4.45	$4.84
Total return[2]	16.10%	(17.28)%	24.34%	3.30%	1.80%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.30%	1.20%	1.20%	1.20%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	2.30%	1.82%	2.18%	2.25%	1.77%
Supplemental data
Portfolio turnover rate	48%	51%	55%	77%	34%
Net assets, end of period (000s omitted)	$61,907	$59,004	$318,202	$288,628	$295,215

[1]	Calculated based upon average shares outstanding

[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT International Equity Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT International Equity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

Wells Fargo VT International Equity Fund  |  19

Notes to financial statements

settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20  |  Wells Fargo VT International Equity Fund

Notes to financial statements

As of December 31, 2019, the aggregate cost of all investments for federal income tax purposes was $81,134,048 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,874,312

Gross unrealized losses	(6,379,987)

Net unrealized gains	$494,325

As of December 31, 2019, the Fund had current year deferred post-October capital losses consisting of $563,117 in short-term losses and $943,747 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo VT International Equity Fund  |  21

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$275,320	$0	$0	$275,320

Brazil	182,218	0	0	182,218

Canada	3,621,858	0	0	3,621,858

China	8,166,863	0	0	8,166,863

France	3,500,321	0	0	3,500,321

Germany	0	3,831,316	0	3,831,316

Hong Kong	1,745,539	0	0	1,745,539

India	1,336,549	0	0	1,336,549

Ireland	1,562,599	0	0	1,562,599

Israel	2,114,121	0	0	2,114,121

Italy	0	4,426,051	0	4,426,051

Japan	0	10,792,527	0	10,792,527

Malaysia	1,783,399	0	0	1,783,399

Netherlands	4,586,342	0	0	4,586,342

Norway	0	2,429,795	0	2,429,795

Russia	1,751,078	0	0	1,751,078

Singapore	1,989,296	0	0	1,989,296

South Korea	2,187,962	1,663,420	0	3,851,382

Switzerland	0	4,154,522	0	4,154,522

Thailand	0	1,900,113	0	1,900,113

United Kingdom	12,100,394	0	0	12,100,394

United States	3,476,478	0	0	3,476,478

Short-term investments

Investment companies	2,138,537	0	0	2,138,537

	52,518,874	29,197,744	0	81,716,618

Forward foreign currency contracts	0	9,856	0	9,856

Total assets	$52,518,874	$29,207,600	$0	$81,726,474

Liabilities

Forward foreign currency contracts	$0	$98,101	$0	$98,101

Total liabilities	$0	$98,101	$0	$98,101

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

For the year ended December 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the

22  |  Wells Fargo VT International Equity Fund

Notes to financial statements

investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the year ended December 31, 2019, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2019 were $37,004,506 and $42,050,869, respectively.

Wells Fargo VT International Equity Fund  |  23

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Citigroup Global Markets Inc.	$636,520	$(636,520)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2019, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $920,795 and $8,739,762 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended December 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Morgan Stanley	$9,856	$(9,856)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

Credit Suisse	$18,199	$0	$0	$18,199

Morgan Stanley	79,902	(9,856)	0	70,046

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Notes to financial statements

8. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2019, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year ended December 31

	2019	2018

Ordinary income	$9,446,993	$11,126,477

Long-term capital gain	26,961,358	22,698,067

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$1,781,189	$492,722	$(1,506,864)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo VT International Equity Fund  |  25

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT International Equity Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 25, 2020

26  |  Wells Fargo VT International Equity Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $26,961,358 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $4,737,527 of income dividends paid during the fiscal year ended December 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended December 31, 2019, $46,215 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended December 31, 2019, $6,376,477 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2019. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$161,025	$.00368	100%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo VT International Equity Fund  |  27

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

28  |  Wells Fargo VT International Equity Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo VT International Equity Fund  |  29

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[4] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[5] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

[4]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[5]	Catherine Kennedy became Secretary effective October 22, 2019.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0120-02377 02-20

AVT3/AR149 12-19

Annual Report

December 31, 2019

Wells Fargo

VT Omega Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of December 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Omega Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Financial markets rebounded strongly to open 2019 on a positive note”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Omega Growth Fund for the 12-month period that ended December 31, 2019. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.51%. The MSCI EM Index (Net)3 gained 18.42%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.72%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 5.09%, the Bloomberg Barclays Municipal Bond Index6 gained 7.54%, and the ICE BofA U.S. High Yield Index7 added 14.41%.

The year began with a strong market rebound.

After a volatile end of 2018 involving sharp losses, financial markets rebounded strongly to open 2019 on a positive note, as investors were encouraged by a sudden pivot by the U.S. Federal Reserve (Fed) to a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. The S&P 500 Index gained 8.01% in January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product (GDP) grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, markets

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Omega Growth Fund

Letter to shareholders (unaudited)

tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October 2019 along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

“Equity markets continued to rally in November despite ongoing geopolitical risks.”

Wells Fargo VT Omega Growth Fund  |  3

Letter to shareholders (unaudited)

Financial markets ended the year on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Omega Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of December 31, 20191

					Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[3]

Class 1	3-6-1997	37.39	13.80	14.32	0.81	0.75

Class 2	7-31-2002	37.04	13.51	14.04	1.06	1.00

Russell 3000® Growth Index[4]	–	35.85	14.23	15.05	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectuses for additional information on these and other risks.

Please refer to the prospectuses provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Omega Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 and 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Omega Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2019.

∎	Stock selection in the consumer discretionary and information technology (IT) sectors contributed to the Fund’s results.

∎	Select holdings in the communication services and financials sectors detracted from relative performance.

For much of 2019, investors faced a malaise of uncertainty driven by recession risks and global trade fears. However, as is often the case when consensus expectations fall heavily to one side, this fearful mood created a favorable setup as incrementally positive news arrived. Toward year-end, central bank policy, leading economic data, and trade negotiations all saw positive developments. This sparked a rise in animal spirits and released pent-up demand for global risk assets, triggering a steepening of yield curves around the world. Within equities, the year ended with a risk-on rally of near textbook fashion. Cyclical outperformed defensive sectors as investors embraced emerging markets, small caps, and high-beta stocks. A notable exception to the beta rally was the continued outperformance of leading growth equities. Many of these innovative, next-generation companies are considered more defensive based on their outlooks for durable and consistent earnings growth. Therefore, it was notable that even during a synchronized global rally, the growth style of investing maintained leadership.

Ten largest holdings (%) as of December 31, 2019[6]

Microsoft Corporation	9.15

Amazon.com Incorporated	5.84

Visa Incorporated Class A	4.19

Alphabet Incorporated Class A	4.01

UnitedHealth Group Incorporated	3.69

Merck & Company Incorporated	2.73

Waste Connections Incorporated	2.23

Boston Scientific Corporation	2.12

The Sherwin-Williams Company	2.12

ServiceNow Incorporated	2.10

Stock selection benefited the Fund’s relative performance, especially within consumer discretionary and IT.

Within the IT sector, the Fund’s position in Shopify Incorporated contributed to returns. Shopify, a provider of e-commerce solutions for direct-to-consumer brands, traditionally focuses on small and medium-size businesses but is currently penetrating larger businesses via its Shopify Plus offering. Shopify benefits from its customers’ growth by processing payments for smaller customers and charging a fee on each transaction for larger customers. The company’s two vectors of growth—new customers and revenue expansion of existing customers—drove higher-than-expected financial results.

Within consumer discretionary, MercadoLibre, Incorporated, added to returns. MercadoLibre is the dominant Latin American e-commerce provider and owns MercadoPago, the leading online payment solution in Latin America. Increased e-commerce penetration in MercadoLibre’s key markets, such as Brazil and Argentina, drove higher sales growth. Customers’ use of MercadoPago both on and off MercadoLibre’s e-commerce marketplace drove outperformance for the shares.

Sector distribution as of December 31, 2019[7]

Stock selection in the communication services sector negatively affected the Fund’s relative performance.

Within communication services, Take-Two Interactive Software, Incorporated, weighed on relative performance. Take-Two is a video game creator best known for titles such as NBA 2K and Grand Theft Auto. In the first part of the year, fears of competition from Fortnite and concerns about the growth of the live services for the company’s key game franchises hurt sentiment for the shares.

Also within communication services, shares of Tencent Holdings Limited detracted from performance. Tencent Holdings owns the leading social app in China and distributes video games throughout the country. Concerns that a weak Chinese economy and shifting regulations would hurt demand for the company’s services impeded performance of the shares.

Please see footnotes on page 7.

8  |  Wells Fargo VT Omega Growth Fund

Performance highlights (unaudited)

While market volatility will likely continue in 2020, we remain confident in the Fund’s positioning.

Despite the high level of macroeconomic uncertainty, our approach is to remain focused on businesses on the right side of change. We believe the U.S. economy may continue to expand but at weaker levels than many currently expect. This is due mainly to structural forces of weakening population and labor market growth. Simultaneously, we expect the pace of innovation and disruption to accelerate. We expect major industries, including financial services, health care, and transportation, to face significant disruption in the years to come. As new technologies become more pervasive throughout the economy, exciting opportunities could arise for portfolio managers with skill at navigating change. As we have seen from many leading technology stocks, this disruption can lead to superior profit growth that is extremely valuable in a slow-growth world. We are excited that the scarcity premium for growth stocks appears poised to create a favorable environment for our investment style in 2020.

Wells Fargo VT Omega Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2019	Ending account value 12-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class 1

Actual	$1,000.00	$1,073.25	$3.92	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

Class 2

Actual	$1,000.00	$1,071.80	$5.22	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.17	$5.09	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10  |  Wells Fargo VT Omega Growth Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Common Stocks: 99.41%

Communication Services: 11.76%

Entertainment: 3.89%
Netflix Incorporated †	4,000	$1,294,280
Nintendo Company Limited ADR	24,500	1,222,550
Take-Two Interactive Software Incorporated †	8,300	1,016,169

		3,532,999

Interactive Media & Services: 7.87%
Alphabet Incorporated Class A †	2,720	3,643,141
Alphabet Incorporated Class C †	789	1,054,909
IAC Corporation †	5,500	1,370,105
Tencent Holdings Limited ADR «	22,500	1,080,225

		7,148,380

Consumer Discretionary: 16.07%

Auto Components: 1.39%
Aptiv plc	13,300	1,263,101

Automobiles: 0.88%
Ferrari NV	4,800	794,592

Diversified Consumer Services: 1.09%
Bright Horizons Family Solutions Incorporated †	6,600	991,914

Hotels, Restaurants & Leisure: 4.26%
Chipotle Mexican Grill Incorporated †	1,700	1,423,087
Domino’s Pizza Incorporated	4,500	1,322,010
Vail Resorts Incorporated	4,700	1,127,201

		3,872,298

Internet & Direct Marketing Retail: 7.03%
Amazon.com Incorporated †	2,870	5,303,301
MercadoLibre Incorporated †	1,900	1,086,686

		6,389,987

Specialty Retail: 1.42%
The Home Depot Incorporated	5,900	1,288,442

Financials: 2.54%

Capital Markets: 2.54%
Intercontinental Exchange Incorporated	15,900	1,471,545
Raymond James Financial Incorporated	9,306	832,515

		2,304,060

Health Care: 20.94%

Biotechnology: 1.15%
Exact Sciences Corporation †	7,900	730,592
Sarepta Therapeutics Incorporated †	2,400	309,696

		1,040,288

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  11

Portfolio of investments—December 31, 2019

	Shares	Value
Health Care Equipment & Supplies: 8.96%
Alcon Incorporated †	19,800	$1,120,086
Align Technology Incorporated †	3,700	1,032,448
Boston Scientific Corporation †	42,682	1,930,080
DexCom Incorporated †	6,700	1,465,558
Edwards Lifesciences Corporation †	4,400	1,026,476
Intuitive Surgical Incorporated †	2,650	1,566,548

		8,141,196

Health Care Providers & Services: 4.98%
HealthEquity Incorporated †	15,855	1,174,380
UnitedHealth Group Incorporated	11,400	3,351,372

		4,525,752

Health Care Technology: 1.11%
Veeva Systems Incorporated Class A †	7,200	1,012,752

Life Sciences Tools & Services: 1.06%
Illumina Incorporated †	2,900	962,046

Pharmaceuticals: 3.68%
Elanco Animal Health Incorporated †	29,192	859,704
Eli Lilly & Company	1	131
Merck & Company Incorporated	27,300	2,482,935

		3,342,770

Industrials: 8.58%

Commercial Services & Supplies: 3.54%
Cintas Corporation	4,400	1,183,952
Waste Connections Incorporated	22,346	2,028,793

		3,212,745

Construction & Engineering: 1.25%
Jacobs Engineering Group Incorporated	12,700	1,140,841

Professional Services: 1.78%
IHS Markit Limited †	21,500	1,620,025

Road & Rail: 2.01%
Union Pacific Corporation	10,100	1,825,979

Information Technology: 34.63%

Communications Equipment: 1.70%
Motorola Solutions Incorporated	9,600	1,546,944

Electronic Equipment, Instruments & Components: 1.24%
Zebra Technologies Corporation Class A †	4,400	1,123,936

IT Services: 19.01%
Black Knight Incorporated †	23,900	1,541,072
EPAM Systems Incorporated †	8,115	1,721,678
Euronet Worldwide Incorporated †	9,900	1,559,844
Fiserv Incorporated †	14,595	1,687,620
Global Payments Incorporated	9,271	1,692,514
PayPal Holdings Incorporated †	17,200	1,860,524
Shopify Incorporated Class A †	2,600	1,033,708

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Omega Growth Fund

Portfolio of investments—December 31, 2019

		Shares	Value

IT Services (continued)
Square Incorporated Class A †		13,100	$819,536
Visa Incorporated Class A		20,244	3,803,848
WEX Incorporated †		7,412	1,552,518

			17,272,862

Software: 12.68%
Autodesk Incorporated †		7,100	1,302,566
Microsoft Corporation		52,700	8,310,788
ServiceNow Incorporated †		6,750	1,905,660

			11,519,014

Materials: 4.33%

Chemicals: 2.95%
Ingevity Corporation †		8,600	751,468
The Sherwin-Williams Company		3,300	1,925,682

			2,677,150

Construction Materials: 1.38%
Vulcan Materials Company		8,700	1,252,713

Real Estate: 0.56%

Equity REITs: 0.56%
SBA Communications Corporation		2,100	506,079

Total Common Stocks (Cost $50,214,937)			90,308,865

	Yield
Short-Term Investments: 1.77%

Investment Companies: 1.77%
Securities Lending Cash Investments LLC (l)(r)(u)	1.73%	1,089,417	1,089,526
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.55	515,647	515,647

Total Short-Term Investments (Cost $1,605,173)			1,605,173

Total investments in securities (Cost $51,820,110)	101.18%	91,914,038

Other assets and liabilities, net	(1.18)	(1,070,658)

Total net assets	100.00%	$90,843,380

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  13

Portfolio of investments—December 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	1,407,101	10,262,572	(10,580,256)	1,089,417	$115	$0	$15,901	#	$1,089,526
Wells Fargo Government Money Market Fund Select Class	535,572	22,433,830	(22,453,755)	515,647	0	0	17,875		515,647

					$115	$0	$33,776		$1,605,173	1.77%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Omega Growth Fund

Statement of assets and liabilities—December 31, 2019

Assets
Investments in unaffiliated securities (including $1,055,679 of securities loaned), at value (cost $50,214,937)	$90,308,865
Investments in affiliated securities, at value (cost $1,605,173)	1,605,173
Receivable for investments sold	304,325
Receivable for Fund shares sold	4,905
Receivable for dividends	37,413
Receivable for securities lending income, net	203
Prepaid expenses and other assets	203

Total assets	92,261,087

Liabilities
Payable upon receipt of securities loaned	1,089,410
Payable for investments purchased	186,351
Payable for Fund shares redeemed	56,141
Management fee payable	42,405
Administration fees payable	6,313
Distribution fee payable	10,897
Trustees’ fees and expenses payable	6,393
Accrued expenses and other liabilities	19,797

Total liabilities	1,417,707

Total net assets	$90,843,380

Net assets consist of
Paid-in capital	$43,521,937
Total distributable earnings	47,321,443

Total net assets	$90,843,380

Computation of net asset value per share
Net assets – Class 1	$40,000,770
Shares outstanding – Class 1[1]	1,254,485
Net asset value per share – Class 1	$31.89
Net assets – Class 2	$50,842,610
Shares outstanding – Class 2[1]	1,664,495
Net asset value per share – Class 2	$30.55

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  15

Statement of operations—year ended December 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $8,733)	$565,587
Income from affiliated securities	29,226

Total investment income	594,813

Expenses
Management fee	534,426
Administration fees
Class 1	30,292
Class 2	40,965
Distribution fee
Class 2	125,233
Custody and accounting fees	10,406
Professional fees	46,851
Shareholder report expenses	35,420
Trustees’ fees and expenses	21,652
Other fees and expenses	6,614

Total expenses	851,859
Less: Fee waivers and/or expense reimbursements
Fund-level	(53,972)
Class 1	(2,185)

Net expenses	795,702

Net investment loss	(200,889)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	7,507,427
Affiliated securities	115

Net realized gains on investments	7,507,542
Net change in unrealized gains (losses) on investments	20,470,814

Net realized and unrealized gains (losses) on investments	27,978,356

Net increase in net assets resulting from operations	$27,777,467

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Omega Growth Fund

Statement of changes in net assets

	Year ended December 31, 2019		Year ended December 31, 2018

Operations
Net investment loss		$(200,889)		$(237,527)
Net realized gains on investments		7,507,542		11,146,188
Net change in unrealized gains (losses) on investments		20,470,814		(9,518,553)

Net increase in net assets resulting from operations		27,777,467		1,390,108

Distributions to shareholders from net investment income and net realized gains
Class 1		(4,663,133)		(3,962,536)
Class 2		(6,195,458)		(5,801,475)

Total distributions to shareholders		(10,858,591)		(9,764,011)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	73,112	2,241,178	74,692	2,307,442
Class 2	114,807	3,406,537	189,773	5,507,051

		5,647,715		7,814,493

Reinvestment of distributions
Class 1	152,191	4,663,133	130,820	3,962,536
Class 2	210,801	6,195,458	199,226	5,801,475

		10,858,591		9,764,011

Payment for shares redeemed
Class 1	(228,659)	(6,950,692)	(282,285)	(8,571,767)
Class 2	(583,624)	(17,173,879)	(413,436)	(12,110,737)

		(24,124,571)		(20,682,504)

Net decrease in net assets resulting from capital share transactions		(7,618,265)		(3,104,000)

Total increase (decrease) in net assets		9,300,611		(11,477,903)

Net assets
Beginning of period		81,542,769		93,020,672

End of period		$90,843,380		$81,542,769

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.27	$28.99	$22.20	$23.30	$27.57
Net investment income (loss)	(0.03)[1]	(0.03)[1]	(0.02)[1]	0.10	(0.03)
Net realized and unrealized gains (losses) on investments	9.69	0.62	7.68	0.05	0.52

Total from investment operations	9.66	0.59	7.66	0.15	0.49
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	0.00	0.00
Net realized gains	(4.04)	(3.31)	(0.81)	(1.25)	(4.76)

Total distributions to shareholders	(4.04)	(3.31)	(0.87)	(1.25)	(4.76)
Net asset value, end of period	$31.89	$26.27	$28.99	$22.20	$23.30
Total return[2]	37.39%	0.52%	34.95%	0.77%	1.62%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.82%	0.82%	0.79%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.08)%	(0.10)%	(0.07)%	0.26%	(0.11)%
Supplemental data
Portfolio turnover rate	31%	46%	67%	90%	101%
Net assets, end of period (000s omitted)	$40,001	$33,043	$38,687	$33,373	$40,362

[1]	Calculated based upon average shares outstanding

[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Omega Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.23	$27.91	$21.38	$22.54	$26.89
Net investment income (loss)	(0.10)[1]	(0.11)	(0.08)	0.00 [1,2]	(0.09)
Net realized and unrealized gains (losses) on investments	9.29	0.61	7.39	0.09	0.50

Total from investment operations	9.19	0.50	7.31	0.09	0.41
Distributions to shareholders from
Net investment income	0.00	0.00	(0.00)[2]	0.00	0.00
Net realized gains	(3.87)	(3.18)	(0.78)	(1.25)	(4.76)

Total distributions to shareholders	(3.87)	(3.18)	(0.78)	(1.25)	(4.76)
Net asset value, end of period	$30.55	$25.23	$27.91	$21.38	$22.54
Total return[3]	37.04%	0.28%	34.60%	0.52%	1.34%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.06%	1.07%	1.07%	1.04%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.33)%	(0.35)%	(0.31)%	0.01%	(0.36)%
Supplemental data
Portfolio turnover rate	31%	46%	67%	90%	101%
Net assets, end of period (000s omitted)	$50,843	$48,500	$54,334	$42,684	$49,963

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

20  |  Wells Fargo VT Omega Growth Fund

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2019, the aggregate cost of all investments for federal income tax purposes was $51,880,310 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$40,448,633

Gross unrealized losses	(414,905)

Net unrealized gains	$40,033,728

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo VT Omega Growth Fund  |  21

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$10,681,379	$0	$0	$10,681,379

Consumer discretionary	14,600,334	0	0	14,600,334

Financials	2,304,060	0	0	2,304,060

Health care	19,024,804	0	0	19,024,804

Industrials	7,799,590	0	0	7,799,590

Information technology	31,462,756	0	0	31,462,756

Materials	3,929,863	0	0	3,929,863

Real estate	506,079	0	0	506,079

Short-term investments

Investment companies	1,605,173	0	0	1,605,173

Total assets	$91,914,038	$0	$0	$91,914,038

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended December 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.550

Next $1 billion	0.500

Next $2 billion	0.475

Next $1 billion	0.450

Next $5 billion	0.440

Over $10 billion	0.430

For the year ended December 31, 2019, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

22  |  Wells Fargo VT Omega Growth Fund

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2019 were $27,516,541 and $45,776,227, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

SG Americas Securities LLC	$1,055,679	$(1,055,679)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Wells Fargo VT Omega Growth Fund  |  23

Notes to financial statements

For the year ended December 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year ended December 31

	2019	2018

Ordinary income	$1,104,228	$2,889,465

Long-term capital gain	9,754,363	6,874,546

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$728,820	$6,560,380	$40,033,728

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24  |  Wells Fargo VT Omega Growth Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Omega Growth Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 25, 2020

Wells Fargo VT Omega Growth Fund  |  25

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 43.42% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $9,754,363 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Wells Fargo VT Omega Growth Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo VT Omega Growth Fund  |  27

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Wells Fargo VT Omega Growth Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[4] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[5] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

[4]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[5]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo VT Omega Growth Fund  |  29

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0120-02378 02-20

AVT5/AR151 12-19

Annual Report

December 31, 2019

Wells Fargo VT Opportunity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Opportunity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Financial markets rebounded strongly to open 2019 on a positive note.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Opportunity Fund for the 12-month period that ended December 31, 2019. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.51%. The MSCI EM Index (Net)3 gained 18.42%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.72%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 5.09%, the Bloomberg Barclays Municipal Bond Index6 gained 7.54%, and the ICE BofA U.S. High Yield Index7 added 14.41%.

The year began with a strong market rebound.

After a volatile end of 2018 involving sharp losses, financial markets rebounded strongly to open 2019 on a positive note, as investors were encouraged by a sudden pivot by the U.S. Federal Reserve (Fed) to a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. The S&P 500 Index gained 8.01% in January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product (GDP) grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, markets

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Opportunity Fund

Letter to shareholders (unaudited)

tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October 2019 along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

“Equity markets continued to rally in November despite ongoing geopolitical risks..”

Wells Fargo VT Opportunity Fund  |  3

Letter to shareholders (unaudited)

Financial markets ended the year on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Opportunity Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kurt Gunderson*

Christopher J. Miller, CFA®‡

Average annual total returns (%) as of December 31, 2019

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 1[3]	8-26-2011	31.81	10.12	12.27	0.84	0.75

Class 2	5-8-1992	31.46	9.84	12.04	1.09	1.00

Russell 3000® Index[4]	–	31.02	11.24	13.42	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2019[5]

*	Mr. Gunderson became a portfolio manager of the Fund on February 1, 2020.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 and 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns for Class 1 shares would be higher.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

**	This security was no longer held at the end of the reporting period.

Wells Fargo VT Opportunity Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended December 31, 2019.

∎	The Fund’s holdings within the industrials and real estate sectors were the largest contributors to relative performance during the period.

∎	Individual stocks in the health care and energy sectors were the largest detractors from relative performance.

A number of factors have been influencing the U.S. stock market, which had turned negative late in 2018 from concerns over inflation, interest rates, trade disputes, and the slowing of global economic growth. However, sentiment changed as we entered 2019 when the U.S. Federal Reserve (Fed) became more dovish and reduced rates three times during the year to end in the range of 1.50% to 1.75%. Lower corporate taxes, less regulation, and other pro-growth government policies continue to fuel optimism in U.S. businesses. The U.S. equity markets also benefited from the repatriation of cash held overseas, share buybacks, capital spending, and high-profile merger and acquisition activity. Consumers were key to U.S. growth in 2019, backed up by a strong labor market. Global trade tensions eased as the U.S. and China moved closer to a Phase One deal and the U.S.-Mexico-Canada Agreement progressed toward enactment. By period-end, U.S. gross domestic product had increased for the 22nd quarter in a row, marking the longest economic expansion in history, while U.S equities entered the longest bull market in history. However, an aging economic cycle, an unprecedented level of negative-yielding bonds globally, future trade negotiations, and slowing U.S. corporate earnings growth continue to be concerns. Throughout the period, we continued to seek companies with solid business models, strong management teams, and healthy cash flow prospects.

Stock selection in the industrials and real estate sectors were the largest contributors to relative performance.

The industrials sector kept pace with the broader market, benefiting from changing Fed policy, relief from trade tensions, stabilization of commodity prices, and a pause in the appreciation of the U.S. dollar. Fund holdings in machinery, aerospace, and building products within the industrials sector outperformed their peers and produced the greatest returns relative to the benchmark. Airbus SE makes commercial aircraft, helicopters, military transports, satellites, and launch vehicles. Airbus is a global duopoly with The Boeing Company and benefited from an expected increase in free cash flow as two aircraft models matured. The stock rose 55% during the year, and we exited our position near year-end.

The real estate sector benefited from lower interest rates as well as strong fundamentals, predictable cash flows, and relatively high dividend rates. Equinix, Incorporated, is the largest data center real estate investment trust, operating in 48 markets, including the Americas, Europe, the Middle East, Africa, and Asia Pacific. The stock rose 69% during the year on recognition of the firm’s global portfolio, which may benefit from growing demand for IT outsourcing and cloud computing. Apple Incorporated makes smartphones, PCs, tablets, and wearables and provides a variety of related services. The stock started the year on a low note after disappointing guidance but then outperformed expectations on all fronts. The stock rose 89% for the year, making it the largest individual contributor to the Fund’s performance.

Ten largest holdings (%) as of December 31, 2019[6]

Alphabet Incorporated Class C	4.22

Salesforce.com Incorporated	3.22

Apple Incorporated	2.91

Texas Instruments Incorporated	2.58

MasterCard Incorporated Class A	2.57

LivaNova plc	2.43

Amazon.com Incorporated	2.37

Novartis AG ADR	2.36

PNC Financial Services Group Incorporated	2.33

Facebook Incorporated Class A	2.32

Individual stocks in health care and energy were the largest detractors from relative performance.

The largest individual detractors from relative performance were a few holdings in health care and energy. LivaNova PLC is a medical technology company that specializes in neuromodulation, cardiac surgery, and cardiac rhythm management. LivaNova was formed through the merger of Sorin SpA and Cyberonics. The stock fell 18% during the year as investors worried about regulatory setbacks and weak financial performance. Mylan N.V. is a pharmaceutical company developing generic, branded generic, and specialty pharmaceutical products. The stock declined 27% during the year as the company experienced lower-than-expected sales, increased expense from new product launches, and investor skepticism over the merger with Pfizer’s Upjohn division.

Please see footnotes on page 7.

8  |  Wells Fargo VT Opportunity Fund

Performance highlights (unaudited)

The energy sector rose 10% during the year, trailing all other sectors. While oil prices traded in a fairly stable range throughout the year, energy stocks lagged the broader market due to global supply/demand issues, lower return on capital for U.S. producers, and weak natural gas prices. The acquisition of Anadarko Petroleum Corporation** bolstered the Fund’s energy sector returns. However, a few other energy holdings underperformed the market. BP p.l.c. is one of the world’s leading oil and gas companies, providing customers with fuel for transportation, energy for heat, lubricants, and petrochemicals. The stock declined 11% during the period as a result of the general sector headwinds, weak natural gas prices, higher leverage than their peers, and a delay in the dividend increase.

Sector distribution as of December 31, 2019[7]

Our focus is constant: to add value by investing in attractively priced holdings.

The private market valuation (PMV) of a company represents the expected price an investor would pay for the entire company as a stand-alone private entity. We seek to buy stocks at a discount to their estimated PMV, and sell them as they reach the upper limits of their PMV range. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, we were overweight the financials, health care, and industrials sectors and underweight consumer staples, energy, and consumer discretionary. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis.

Looking ahead, global trade agreements, U.S. government policies, and interest rates may drive the overall market and the portfolio’s performance. Lower taxes and reduced regulations have already had an impact on the U.S. economy, but a divided U.S. Congress may slow further reform. The Fed is not expected to raise rates in the near future, which is seen as a positive for the stock market. The prospect of a potential U.S. recession is a factor in investor sentiment, along with the possible impact of a slowdown in other major global economies.

Please see footnotes on page 7.

Wells Fargo VT Opportunity Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2019	Ending account value 12-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class 1

Actual	$1,000.00	$1,098.09	$3.96	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82	0.75%

Class 2

Actual	$1,000.00	$1,096.74	$5.28	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.17	$5.09	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10  |  Wells Fargo VT Opportunity Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Common Stocks: 99.02%

Communication Services: 8.39%

Interactive Media & Services: 6.54%
Alphabet Incorporated Class C †	5,966	$7,976,661
Facebook Incorporated Class A †	21,366	4,385,372

		12,362,033

Media: 1.85%
Comcast Corporation Class A	77,742	3,496,058

Consumer Discretionary: 7.12%

Automobiles: 2.01%
General Motors Company	103,973	3,805,412

Hotels, Restaurants & Leisure: 0.99%
Starbucks Corporation	21,384	1,880,081

Internet & Direct Marketing Retail: 2.37%
Amazon.com Incorporated †	2,424	4,479,165

Multiline Retail: 1.01%
Dollar General Corporation	12,245	1,909,975

Specialty Retail: 0.74%
ULTA Beauty Incorporated †	5,508	1,394,295

Consumer Staples: 1.05%

Household Products: 1.05%
Church & Dwight Company Incorporated	28,302	1,990,763

Energy: 3.88%

Oil, Gas & Consumable Fuels: 3.88%
BP plc	96,328	3,635,419
EOG Resources Incorporated	21,959	1,839,286
Noble Energy Incorporated	74,859	1,859,498

		7,334,203

Financials: 16.77%

Banks: 6.08%
Pinnacle Financial Partners Incorporated	57,015	3,648,960
PNC Financial Services Group Incorporated	27,625	4,409,779
Webster Financial Corporation	64,144	3,422,724

		11,481,463

Capital Markets: 5.76%
E*TRADE Financial Corporation	58,952	2,674,652
Intercontinental Exchange Incorporated	45,413	4,202,973
S&P Global Incorporated	14,694	4,012,197

		10,889,822

Insurance: 4.93%
Chubb Limited	23,837	3,710,467
Marsh & McLennan Companies Incorporated	29,546	3,291,720
Willis Towers Watson plc	11,495	2,321,300

		9,323,487

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund   |  11

Portfolio of investments—December 31, 2019

	Shares	Value
Health Care: 17.69%

Biotechnology: 0.73%
Alexion Pharmaceuticals Incorporated †	12,728	$1,376,533

Health Care Equipment & Supplies: 5.66%
LivaNova plc †	60,919	4,595,120
Medtronic plc	34,554	3,920,151
Zimmer Biomet Holdings Incorporated	14,556	2,178,742

		10,694,013

Health Care Providers & Services: 2.33%
Cigna Corporation	12,363	2,528,110
UnitedHealth Group Incorporated	6,377	1,874,710

		4,402,820

Life Sciences Tools & Services: 5.77%
Agilent Technologies Incorporated	33,641	2,869,914
Bio-Rad Laboratories Incorporated Class A †	11,707	4,331,941
Thermo Fisher Scientific Incorporated	11,406	3,705,467

		10,907,322

Pharmaceuticals: 3.20%
Mylan NV †	79,555	1,599,056
Novartis AG ADR	47,088	4,458,763

		6,057,819

Industrials: 11.74%

Aerospace & Defense: 1.72%
Safran SA	20,998	3,242,133

Airlines: 1.13%
Delta Air Lines Incorporated	36,626	2,141,888

Building Products: 2.38%
Armstrong World Industries Incorporated	30,524	2,868,340
Fortune Brands Home & Security Incorporated	24,784	1,619,387

		4,487,727

Commercial Services & Supplies: 1.16%
Republic Services Incorporated	24,517	2,197,459

Industrial Conglomerates: 1.02%
Carlisle Companies Incorporated	11,919	1,928,971

Machinery: 3.09%
Fortive Corporation	41,719	3,186,914
ITT Incorporated	35,939	2,656,251

		5,843,165

Trading Companies & Distributors: 1.24%
United Rentals Incorporated †	14,065	2,345,620

Information Technology: 22.17%

Electronic Equipment, Instruments & Components: 1.82%
Amphenol Corporation Class A	31,817	3,443,554

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Opportunity Fund

Portfolio of investments—December 31, 2019

		Shares	Value
IT Services: 4.00%
Fidelity National Information Services Incorporated		19,401	$2,698,485
MasterCard Incorporated Class A		16,269	4,857,761

			7,556,246

Semiconductors & Semiconductor Equipment: 4.20%
Marvell Technology Group Limited		115,698	3,072,939
Texas Instruments Incorporated		38,027	4,878,484

			7,951,423

Software: 9.24%
Oracle Corporation		44,746	2,370,643
Palo Alto Networks Incorporated †		10,412	2,407,775
Proofpoint Incorporated †		16,566	1,901,445
RealPage Incorporated †		46,246	2,485,723
Salesforce.com Incorporated †		37,377	6,078,995
Workday Incorporated Class A †		13,483	2,217,279

			17,461,860

Technology Hardware, Storage & Peripherals: 2.91%
Apple Incorporated		18,750	5,505,938

Materials: 4.62%

Chemicals: 2.39%
Dow Incorporated		48,485	2,653,584
The Sherwin-Williams Company		3,184	1,857,991

			4,511,575

Metals & Mining: 2.23%
Royal Gold Incorporated		14,693	1,796,219
Steel Dynamics Incorporated		71,050	2,418,542

			4,214,761

Real Estate: 5.59%

Equity REITs: 5.59%
American Tower Corporation		12,687	2,915,726
Equinix Incorporated		7,513	4,385,338
VICI Properties Incorporated		127,612	3,260,487

			10,561,551

Total Common Stocks (Cost $133,154,254)			187,179,135

	Yield
Short-Term Investments: 0.98%

Investment Companies: 0.98%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.55%	1,838,788	1,838,788

Total Short-Term Investments (Cost $1,838,788)			1,838,788

Total investments in securities (Cost $134,993,042)	100.00%	189,017,923

Other assets and liabilities, net	0.00	9,124

Total net assets	100.00%	$189,027,047

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund   |  13

Portfolio of investments—December 31, 2019

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	0	18,135,336	(18,135,336)	0	$0	$0	$5,284	#	$0
Wells Fargo Government Money Market Fund Select Class	2,621,241	35,981,309	(36,763,762)	1,838,788	0	0	64,568		1,838,788

					$0	$0	$69,852		$1,838,788	0.98%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Opportunity Fund

Statement of assets and liabilities—December 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $133,154,254)	$187,179,135
Investments in affiliated securities, at value (cost $1,838,788)	1,838,788
Receivable for Fund shares sold	9,077
Receivable for dividends	234,206
Receivable for securities lending income, net	93
Prepaid expenses and other assets	6,218

Total assets	189,267,517

Liabilities
Payable for Fund shares redeemed	79,669
Management fee payable	98,940
Administration fees payable	13,128
Distribution fee payable	34,233
Trustees’ fees and expenses payable	6,185
Accrued expenses and other liabilities	8,315

Total liabilities	240,470

Total net assets	$189,027,047

Net assets consist of
Paid-in capital	$121,209,425
Total distributable earnings	67,817,622

Total net assets	$189,027,047

Computation of net asset value per share
Net assets – Class 1	$30,811,196
Shares outstanding – Class 1[1]	1,160,120
Net asset value per share – Class 1	$26.56
Net assets – Class 2	$158,215,851
Shares outstanding – Class 2[1]	5,930,563
Net asset value per share – Class 2	$26.68

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  15

Statement of operations —year ended December 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $36,852)	$2,510,389
Income from affiliated securities	65,388

Total investment income	2,575,777

Expenses
Management fee	1,270,029
Administration fees
Class 1	23,857
Class 2	121,290
Distribution fee
Class 2	378,841
Custody and accounting fees	8,223
Professional fees	49,987
Shareholder report expenses	38,000
Trustees’ fees and expenses	21,652
Other fees and expenses	8,391

Total expenses	1,920,270
Less: Fee waivers and/or expense reimbursements
Fund-level	(180,823)
Class 1	(18)

Net expenses	1,739,429

Net investment income	836,348

Realized and unrealized gains (losses) on investments
Net realized gains on investments	13,216,674
Net change in unrealized gains (losses) on investments	34,750,912

Net realized and unrealized gains (losses) on investments	47,967,586

Net increase in net assets resulting from operations	$48,803,934

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Opportunity Fund

Statement of changes in net assets

	Year ended December 31, 2019		Year ended December 31, 2018

Operations
Net investment income		$836,348		$591,419
Net realized gains on investments		13,216,674		21,042,285
Net change in unrealized gains (losses) on investments		34,750,912		(33,356,075)

Net increase (decrease) in net assets resulting from operations		48,803,934		(11,722,371)

Distributions to shareholders from net investment income and net realized gains
Class 1		(3,501,610)		(3,183,122)
Class 2		(17,537,462)		(15,162,715)

Total distributions to shareholders		(21,039,072)		(18,345,837)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	16,098	390,406	16,978	449,959
Class 2	117,672	3,032,567	93,938	2,507,781

		3,422,973		2,957,740

Reinvestment of distributions
Class 1	141,137	3,501,610	122,902	3,183,122
Class 2	702,904	17,537,462	582,519	15,162,715

		21,039,072		18,345,837

Payment for shares redeemed
Class 1	(190,606)	(4,880,882)	(197,598)	(5,238,064)
Class 2	(797,590)	(20,455,623)	(885,281)	(23,695,490)

		(25,336,505)		(28,933,554)

Net decrease in net assets resulting from capital share transactions		(874,460)		(7,629,977)

Total increase (decrease) in net assets		26,890,402		(37,698,185)

Net assets
Beginning of period		162,136,645		199,834,830

End of period		$189,027,047		$162,136,645

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.76	$27.05	$24.60	$25.00	$28.82
Net investment income	0.17	0.15	0.13	0.22	0.57
Net realized and unrealized gains (losses) on investments	6.84	(1.69)	4.77	2.59	(1.28)

Total from investment operations	7.01	(1.54)	4.90	2.81	(0.71)
Distributions to shareholders from
Net investment income	(0.15)	(0.12)	(0.25)	(0.60)	(0.12)
Net realized gains	(3.06)	(2.63)	(2.20)	(2.61)	(2.99)

Total distributions to shareholders	(3.21)	(2.75)	(2.45)	(3.21)	(3.11)
Net asset value, end of period	$26.56	$22.76	$27.05	$24.60	$25.00
Total return[1]	31.81%	(6.93)%	20.72%	12.52%	(2.85)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.86%	0.85%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.67%	0.52%	0.43%	0.65%	2.02%
Supplemental data
Portfolio turnover rate	25%	31%	36%	47%	41%
Net assets, end of period (000s omitted)	$30,811	$27,165	$33,843	$33,035	$35,539

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.85	$27.14	$24.67	$25.05	$28.86
Net investment income	0.11	0.08	0.06	0.13	0.50
Net realized and unrealized gains (losses) on investments	6.86	(1.69)	4.79	2.63	(1.28)

Total from investment operations	6.97	(1.61)	4.85	2.76	(0.78)
Distributions to shareholders from
Net investment income	(0.08)	(0.05)	(0.18)	(0.53)	(0.04)
Net realized gains	(3.06)	(2.63)	(2.20)	(2.61)	(2.99)

Total distributions to shareholders	(3.14)	(2.68)	(2.38)	(3.14)	(3.03)
Net asset value, end of period	$26.68	$22.85	$27.14	$24.67	$25.05
Total return[1]	31.46%	(7.15)%	20.44%	12.23%	(3.08)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.11%	1.10%	1.09%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.42%	0.27%	0.18%	0.39%	1.76%
Supplemental data
Portfolio turnover rate	25%	31%	36%	47%	41%
Net assets, end of period (000s omitted)	$158,216	$134,972	$165,992	$158,783	$169,090

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

20  |  Wells Fargo VT Opportunity Fund

Notes to financial statements

resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2019, the aggregate cost of all investments for federal income tax purposes was $135,209,656 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$57,276,965

Gross unrealized losses	(3,468,698)

Net unrealized gains	$53,808,267

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo VT Opportunity Fund  |  21

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$15,858,091	$0	$0	$15,858,091

Consumer discretionary	13,468,928	0	0	13,468,928

Consumer staples	1,990,763	0	0	1,990,763

Energy	7,334,203	0	0	7,334,203

Financials	31,694,772	0	0	31,694,772

Health care	33,438,507	0	0	33,438,507

Industrials	22,186,963	0	0	22,186,963

Information technology	41,919,021	0	0	41,919,021

Materials	8,726,336	0	0	8,726,336

Real estate	10,561,551	0	0	10,561,551

Short-term investments

Investment companies	1,838,788	0	0	1,838,788

Total assets	$189,017,923	$0	$0	$189,017,923

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended December 31, 2019, the Fund did not have any transfers into/out of Level 3.

22  |  Wells Fargo VT Opportunity Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $5 billion	0.590

Over $10 billion	0.580

For the year ended December 31, 2019, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2019 were $44,960,066 and $65,325,100, respectively.

Wells Fargo VT Opportunity Fund  |  23

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2019, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year ended December

	2019	2018

Ordinary income	$590,956	$2,336,878

Long-term capital gain	20,448,116	16,008,959

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$3,149,542	$10,865,879	$53,808,267

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24  |  Wells Fargo VT Opportunity Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Opportunity Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 25, 2020

Wells Fargo VT Opportunity Fund   |  25

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99.99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $20,448,116 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Wells Fargo VT Opportunity Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo VT Opportunity Fund   |  27

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Wells Fargo VT Opportunity Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[4] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[5] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

[4]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[5]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo VT Opportunity Fund   |  29

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0120-02379 02-20

AVT6/AR152 12-19

Annual Report

December 31, 2019

Wells Fargo

VT Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Financial markets rebounded strongly to open 2019 on a positive note”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Small Cap Growth Fund for the 12-month period that ended December 31, 2019. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.51%. The MSCI EM Index (Net)3 gained 18.42%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.72%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 5.09%, the Bloomberg Barclays Municipal Bond Index6 gained 7.54%, and the ICE BofA U.S. High Yield Index7 added 14.41%.

The year began with a strong market rebound.

After a volatile end of 2018 involving sharp losses, financial markets rebounded strongly to open 2019 on a positive note, as investors were encouraged by a sudden pivot by the U.S. Federal Reserve (Fed) to a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. The S&P 500 Index gained 8.01% in January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product (GDP) grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, markets

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Small Cap Growth Fund

Letter to shareholders (unaudited)

tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October 2019 along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

“Equity markets continued to rally in November despite ongoing geopolitical risks.”

Wells Fargo VT Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)

Financial markets ended the year on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Small Cap Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of December 31, 2019

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 1[3]	7-16-2010	25.31	11.04	12.61	0.93	0.93

Class 2	5-1-1995	24.83	10.74	12.35	1.18	1.18

Russell 2000® Growth Index[4]	–	28.48	9.34	13.01	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Small Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include 0.01% in acquired fund fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns for Class 1 shares would be higher.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo VT Small Cap Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2019.

∎	Stocks within the health care sector served as the largest source of underperformance.

∎	The financials, consumer discretionary, and information technology (IT) sectors contributed to relative performance.

2019 was the best year for stocks in six years, with the S&P 500 Index6 and Russell 2000® Index7 generating total returns of 31.5% and 25.5%, respectively. Although the major indices rallied sharply during the year, investors climbed the wall of worry for much of the period, grappling with President Trump’s threats toward tariffs on Chinese goods, weakening manufacturing data, an inverted yield curve, and an increasing amount of negative-yielding sovereign debt. Other factors that led to marked bouts of volatility were attacks on Saudi oil facilities, problems in the overnight repurchase agreement market, and, to a lesser extent, the impeachment of President Trump. The Fund generated strong absolute returns from companies benefiting from constructive dynamics and secular growth catalysts, but it underperformed the benchmark, mainly due to weak returns from stocks within the health care sector.

Ten largest holdings (%) as of December 31, 2019[8]

ASGN Incorporated	3.96

Kinsale Capital Group Incorporated	3.50

MasTec Incorporated	3.10

Casella Waste Systems Incorporated Class A	3.06

Rapid7 Incorporated	2.81

Envestnet Incorporated	2.74

Rexnord Corporation	2.67

Q2 Holdings Incorporated	2.63

Amedisys Incorporated	2.55

Five9 Incorporated	2.45

Sector distribution as of December 31, 2019[9]

Stock selection within health care hindered the Fund’s relative performance.

Weakness in the health care sector came mainly from biotechnology and medical technology companies, which retraced largely due to stock-specific factors that hurt their share prices. The Fund’s large underweight to biotechnology was a headwind, as several stocks that we didn’t own showed positive data or were acquired by larger players. There are nearly 250 biotech stocks in the Russell 2000® Growth Index, and many of them are preclinical and binary in nature and, consequently, don’t meet our definition of sustainable growth. Another key detractor within biotech was Ligand Pharmaceuticals Incorporated*, which was pressured after announcing the sale of its largest royalty-generating asset. Elsewhere within health care, Merit Medical Systems, Incorporated, maker of more than 200 devices used in difficult medical procedures, fell sharply after it delivered disappointing results that fell short of expectations on revenue and earnings per share, citing slowness from its higher-margin products. We exited our position as we questioned Merit’s ability to increase its margin profile in the near term.

We opportunistically added and trimmed positions as the valuation gap changed during the period.

We remain overweight IT and maintain diversified exposure to software, electronic equipment instruments, semiconductors, and IT services. The structural advantages of the software industry continue to include benefits such as a predictable cost of ownership to customers, simplification, flexibility and scale, and quick and seamless implementation. Many of the companies we own generate high recurring revenues and do not have to deploy large amounts of capital expenditures in order to generate free cash flow. Despite our overweight to IT, we trimmed select positions whose valuation gap narrowed during the period. We remain cognizant of the risks within the consumer discretionary sector, which are mainly due to changing spending patterns and the e-commerce effect on many brick-and-mortar retailers. However, we do find opportunities in companies whose business models are resistant to e-commerce competition. Within health care, many of our holdings are having a profound impact on patient outcomes and are playing a key role within the value-based health care landscape.

Please see footnotes on page 7.

8  |  Wells Fargo VT Small Cap Growth Fund

Performance highlights (unaudited)

The Fund benefited from stock selection within the financials, consumer discretionary, and IT sectors.

Stocks within the financials sector were the best-performing area of the portfolio. Kinsale Capital Group, Incorporated, a provider of excess and surplus insurance, rallied sharply after reporting a strong increase in submissions and net premium earned metrics throughout the year. One of the company’s key advantages over its competitors is its lower cost structure, resulting from its proprietary IT system and lower commission payout to brokers. Within IT, software-as-a-service (SaaS) companies, including vulnerability management analytics solutions firm Rapid7, Incorporated, rose sharply after generating robust annualized recurring revenue metrics benefiting from increased company spending on security threats. Within consumer discretionary, the Fund benefited from its emphasis on companies with differentiated concepts and unique offerings. Share gains from companies including fitness operator Planet Fitness, Incorporated, and Boot Barn Holdings, Incorporated, as well as strong growth from auto dealership operator Lithia Motors, Incorporated, added to relative performance during the period.

We remain positive regarding the Fund’s growth prospects in the future.

The economic backdrop remains positive, with more modest but still expanding gross domestic product growth, an accommodative U.S. Federal Reserve, reasonable inflation, low unemployment, and a strong consumer. This is an environment that typically cultivates a scarcity of growth aspect in the market—a dynamic that has historically been favorable to our investing style. While our process is largely bottom-up, we continue to monitor fluctuations in the global economy and its potential implications on our portfolio. Market risks include ongoing trade tariffs with China and other geopolitical concerns, weakness in the manufacturing sector, and political noise typical of an election year. We strive to generate alpha (excess returns) from diverse sources and remain comfortable with our positioning and our focus on SaaS, cloud services, online retail, digital payments, the internet of things, and innovation. Given the current environment, we believe investors should be less reliant on stock valuations expanding generally and should consider proven active managers with adept stock selection to drive returns going forward.

Wells Fargo VT Small Cap Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2019	Ending account value 12-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class 1

Actual	$1,000.00	$1,013.83	$4.70	0.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.72	0.93%

Class 2

Actual	$1,000.00	$1,011.34	$5.96	1.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.28	$5.98	1.18%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Common Stocks: 98.88%

Communication Services: 0.63%

Media: 0.63%
Nexstar Media Group Incorporated Class A	15,800	$1,852,550

Consumer Discretionary: 13.89%

Auto Components: 1.05%
Fox Factory Holding Corporation †	44,400	3,088,908

Diversified Consumer Services: 1.18%
Chegg Incorporated †	71,686	2,717,616
Grand Canyon Education Incorporated †	7,620	729,920

		3,447,536

Hotels, Restaurants & Leisure: 4.56%
Eldorado Resorts Incorporated †	63,800	3,805,032
Lindblad Expeditions Holding †	146,800	2,400,180
Planet Fitness Incorporated Class A †	27,820	2,077,598
Wingstop Incorporated	58,689	5,060,752

		13,343,562

Internet & Direct Marketing Retail: 0.42%
Fiverr International Limited †«	52,800	1,240,800

Leisure Products: 1.15%
Yeti Holdings Incorporated †«	96,416	3,353,348

Multiline Retail: 0.53%
Ollie’s Bargain Outlet Holdings Incorporated †	23,610	1,541,969

Specialty Retail: 4.18%
America’s Car-Mart Incorporated †	13,700	1,502,342
Boot Barn Holdings Incorporated †	109,600	4,880,488
Five Below Incorporated †	11,908	1,522,557
Lithia Motors Incorporated Class A	29,430	4,326,210

		12,231,597

Textiles, Apparel & Luxury Goods: 0.82%
Deckers Outdoor Corporation †	14,200	2,397,812

Consumer Staples: 5.25%

Beverages: 0.94%
Boston Beer Company Incorporated Class A †	7,300	2,758,305

Food & Staples Retailing: 1.71%
Grocery Outlet Holding Corporation †	46,335	1,503,571
The Chef’s Warehouse Incorporated †	91,500	3,487,065

		4,990,636

Food Products: 1.68%
Freshpet Incorporated †	82,901	4,898,620

Personal Products: 0.92%
Inter Parfums Incorporated	37,100	2,697,541

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  11

Portfolio of investments—December 31, 2019

	Shares	Value
Energy: 0.35%

Energy Equipment & Services: 0.35%
Cactus Incorporated Class A	29,887	$1,025,722

Financials: 8.05%

Capital Markets: 1.43%
Assetmark Financial Holdings †	51,015	1,480,455
Stifel Financial Corporation	44,700	2,711,055

		4,191,510

Insurance: 4.92%
eHealth Incorporated †	21,200	2,036,896
Goosehead Insurance Incorporated Class A	22,807	967,017
Kinsale Capital Group Incorporated	100,624	10,229,436
Trupanion Incorporated †«	30,700	1,150,022

		14,383,371

Thrifts & Mortgage Finance: 1.70%
LendingTree Incorporated †«	16,428	4,984,912

Health Care: 22.97%

Biotechnology: 3.36%
CareDx Incorporated †	40,544	874,534
Castle Biosciences Incorporated †	500	17,185
Fate Therapeutics Incorporated †	86,200	1,686,934
Halozyme Therapeutics Incorporated †	80,300	1,423,719
Invitae Corporation †	103,900	1,675,907
Natera Incorporated †	57,001	1,920,364
Vericel Corporation †	127,800	2,223,720

		9,822,363

Health Care Equipment & Supplies: 7.32%
Glaukos Corporation †	60,040	3,270,379
iRhythm Technologies Incorporated †	59,226	4,032,698
Orthopediatrics Corporation †	52,811	2,481,589
Shockwave Medical Incorporated †«	55,449	2,435,320
SI-BONE Incorporated †	96,894	2,083,221
Silk Road Medical Incorporated †	24,440	986,887
Tactile Systems Technology Class I †	48,157	3,251,079
Tandem Diabetes Care Incorporated †	30,000	1,788,300
Vapotherm Incorporated †	89,191	1,084,563

		21,414,036

Health Care Providers & Services: 2.95%
Amedisys Incorporated †	44,700	7,461,324
HealthEquity Incorporated †	15,925	1,179,565

		8,640,889

Health Care Technology: 2.64%
Health Catalyst Incorporated †«	35,567	1,234,175
Phreesia Incorporated †	82,861	2,207,417
Teladoc Incorporated †«	51,146	4,281,943

		7,723,535

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—December 31, 2019

	Shares	Value
Life Sciences Tools & Services: 6.03%
Adaptive Biotechnologies Corporation †«	24,049	$719,546
Codexis Incorporated †	404,827	6,473,184
Neogenomics Incorporated †	114,582	3,351,524
Repligen Corporation †	76,600	7,085,500

		17,629,754

Pharmaceuticals: 0.67%
MyoKardia Incorporated †	27,000	1,967,895

Industrials: 18.57%

Aerospace & Defense: 3.11%
Kratos Defense & Security Solutions Incorporated †	152,300	2,742,923
Mercury Computer Systems Incorporated †	92,168	6,369,730

		9,112,653

Airlines: 1.24%
SkyWest Incorporated	56,140	3,628,328

Commercial Services & Supplies: 3.06%
Casella Waste Systems Incorporated Class A †	194,500	8,952,835

Construction & Engineering: 3.10%
MasTec Incorporated †	141,300	9,065,808

Machinery: 2.67%
Rexnord Corporation †	239,220	7,803,356

Professional Services: 3.96%
ASGN Incorporated †	163,181	11,580,956

Road & Rail: 0.55%
Saia Incorporated †	17,300	1,610,976

Trading Companies & Distributors: 0.88%
SiteOne Landscape Supply Incorporated †	28,400	2,574,460

Information Technology: 27.65%

Electronic Equipment, Instruments & Components: 2.08%
Novanta Incorporated †	68,900	6,093,516

IT Services: 2.71%
Endava plc Sponsored ADR †	67,094	3,126,580
EVO Payments Incorporated Class A †	89,291	2,358,175
InterXion Holding NV †	14,190	1,189,264
LiveRamp Holdings Incorporated †	26,400	1,269,048

		7,943,067

Semiconductors & Semiconductor Equipment: 3.21%
Diodes Incorporated †	68,430	3,857,399
Semtech Corporation †	71,300	3,771,770
Silicon Laboratories Incorporated †	15,200	1,762,896

		9,392,065

Software: 19.65%
Altair Engineering Incorporated Class A †	15,162	544,467
Anaplan Incorporated †	10,998	576,295

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  13

Portfolio of investments—December 31, 2019

		Shares	Value
Software (continued)
Bill.com Holdings Incorporated †		4,768	$181,422
BlackLine Incorporated †		51,353	2,647,761
Envestnet Incorporated †		115,311	8,029,105
Everbridge Incorporated †		36,900	2,881,152
Five9 Incorporated †		109,513	7,181,863
Globant SA †		27,800	2,948,190
Mimecast Limited †		60,000	2,602,800
New Relic Incorporated †		29,500	1,938,445
PROS Holdings Incorporated †		30,600	1,833,552
Q2 Holdings Incorporated †		94,776	7,684,438
Rapid7 Incorporated †		146,578	8,211,300
Sprout Social Incorporated Class A †«		55,239	886,586
SPS Commerce Incorporated †		78,864	4,370,643
Talend SA ADR †		126,839	4,960,673

			57,478,692

Materials: 1.52%

Chemicals: 1.23%
Ingevity Corporation †		11,300	987,394
PQ Group Holdings Incorporated †		152,680	2,623,042

			3,610,436

Metals & Mining: 0.29%
Mayville Engineering Company Incorporated †		90,315	847,155

Total Common Stocks (Cost $221,634,094)			289,321,474

	Yield
Short-Term Investments: 6.97%

Investment Companies: 6.97%
Securities Lending Cash Investments LLC (l)(r)(u)	1.73%	17,152,504	17,154,220
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.55	3,229,069	3,229,069

Total Short-Term Investments (Cost $20,382,432)			20,383,289

Total investments in securities (Cost $242,016,526)	105.85%	309,704,763

Other assets and liabilities, net	(5.85)	(17,122,332)

Total net assets	100.00%	$292,582,431

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—December 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	18,426,160	163,927,047	(165,200,703)	17,152,504	$1,673	$0	$456,779	#	$17,154,220
Wells Fargo Government Money Market Fund Select Class	2,136,828	95,980,032	(94,887,791)	3,229,069	0	0	77,140		3,229,069

					$1,673	$0	$533,919		$20,383,289	6.97%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  15

Statement of assets and liabilities—December 31, 2019

Assets
Investments in unaffiliated securities (including $16,840,835 of securities loaned), at value (cost $221,634,094)	$289,321,474
Investments in affiliated securities, at value (cost $20,382,432)	20,383,289
Cash	823,585
Receivable for investments sold	603,925
Receivable for Fund shares sold	3,344
Receivable for dividends	24,059
Receivable for securities lending income, net	9,827
Prepaid expenses and other assets	16,758

Total assets	311,186,261

Liabilities
Payable upon receipt of securities loaned	17,141,954
Payable for investments purchased	961,055
Payable for Fund shares redeemed	204,585
Management fee payable	203,873
Administration fees payable	20,388
Distribution fee payable	58,460
Trustees’ fees and expenses payable	5,688
Accrued expenses and other liabilities	7,827

Total liabilities	18,603,830

Total net assets	$292,582,431

Net assets consist of
Paid-in capital	$207,138,228
Total distributable earnings	85,444,203

Total net assets	$292,582,431

Computation of net asset value per share
Net assets – Class 1	$22,925,379
Shares outstanding – Class 1[1]	2,228,548
Net asset value per share – Class 1	$10.29
Net assets – Class 2	$269,657,052
Shares outstanding – Class 2[1]	27,202,636
Net asset value per share – Class 2	$9.91

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Small Cap Growth Fund

Statement of operations—year ended December 31, 2019

Investment income
Securities lending income from affiliates, net	$299,081
Dividends	297,368
Income from affiliated securities	77,140

Total investment income	673,589

Expenses
Management fee	2,341,437
Administration fees
Class 1	18,544
Class 2	215,599
Distribution fee
Class 2	672,456
Custody and accounting fees	13,556
Professional fees	44,421
Shareholder report expenses	40,000
Trustees’ fees and expenses	21,652
Other fees and expenses	14,524

Total expenses	3,382,189
Less: Fee waivers and/or expense reimbursements
Class 1	(7)

Net expenses	3,382,182

Net investment loss	(2,708,593)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	18,187,306
Affiliated securities	1,673

Net realized gains on investments	18,188,979
Net change in unrealized gains (losses) on investments	48,624,852

Net realized and unrealized gains (losses) on investments	66,813,831

Net increase in net assets resulting from operations	$64,105,238

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  17

Statement of changes in net assets

	Year ended December 31, 2019		Year ended December 31, 2018

Operations
Net investment loss		$(2,708,593)		$(2,463,017)
Net realized gains on investments		18,188,979		50,054,833
Net change in unrealized gains (losses) on investments		48,624,852		(45,714,046)

Net increase in net assets resulting from operations		64,105,238		1,877,770

Distributions to shareholders from net investment income and net realized gains
Class 1		(3,689,450)		(2,299,577)
Class 2		(44,225,338)		(26,787,868)

Total distributions to shareholders		(47,914,788)		(29,087,445)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	343,664	3,528,410	364,681	4,303,429
Class 2	1,600,764	15,682,418	5,175,836	58,869,242

		19,210,828		63,172,671

Reinvestment of distributions
Class 1	358,896	3,689,450	196,882	2,299,577
Class 2	4,458,199	44,225,338	2,358,087	26,787,868

		47,914,788		29,087,445

Payment for shares redeemed
Class 1	(523,347)	(5,516,594)	(678,205)	(7,559,025)
Class 2	(4,754,197)	(48,055,795)	(5,058,038)	(55,703,260)

		(53,572,389)		(63,262,285)

Net increase in net assets resulting from capital share transactions		13,553,227		28,997,831

Total increase in net assets		29,743,677		1,788,156

Net assets
Beginning of period		262,838,754		261,050,598

End of period		$292,582,431		$262,838,754

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Small Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.66	$10.43	$8.51	$8.70	$10.08
Net investment loss	(0.07)[1]	(0.05)	(0.04)	(0.01)[1]	(0.06)
Net realized and unrealized gains (losses) on investments	2.51	0.40	2.24	0.65	(0.02)

Total from investment operations	2.44	0.35	2.20	0.64	(0.08)
Distributions to shareholders from
Net realized gains	(1.81)	(1.12)	(0.28)	(0.83)	(1.30)
Net asset value, end of period	$10.29	$9.66	$10.43	$8.51	$8.70
Total return[2]	25.31%	1.48%	26.14%	8.10%	(2.63)%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.92%	0.94%	0.94%	0.93%
Net expenses	0.93%	0.92%	0.94%	0.94%	0.93%
Net investment loss	(0.69)%	(0.59)%	(0.65)%	(0.10)%	(0.69)%
Supplemental data
Portfolio turnover rate	62%	68%	72%	89%	77%
Net assets, end of period (000s omitted)	$22,925	$19,801	$22,591	$20,554	$22,402

[1]	Calculated based upon average shares outstanding

[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.38	$10.18	$8.33	$8.56	$9.96
Net investment loss	(0.09)	(0.09)	(0.09)	(0.03)	(0.08)
Net realized and unrealized gains (losses) on investments	2.43	0.41	2.22	0.63	(0.02)

Total from investment operations	2.34	0.32	2.13	0.60	(0.10)
Distributions to shareholders from
Net realized gains	(1.81)	(1.12)	(0.28)	(0.83)	(1.30)
Net asset value, end of period	$9.91	$9.38	$10.18	$8.33	$8.56
Total return[1]	24.83%	1.20%	25.86%	7.75%	(2.88)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.19%	1.19%	1.18%
Net expenses	1.18%	1.17%	1.19%	1.19%	1.18%
Net investment loss	(0.95)%	(0.84)%	(0.90)%	(0.35)%	(0.93)%
Supplemental data
Portfolio turnover rate	62%	68%	72%	89%	77%
Net assets, end of period (000s omitted)	$269,657	$243,038	$238,460	$202,718	$226,867

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo VT Small Cap Growth Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Wells Fargo VT Small Cap Growth Fund  |  21

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2019, the aggregate cost of all investments for federal income tax purposes was $242,325,270 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$70,502,973

Gross unrealized losses	(3,123,480)

Net unrealized gains	$67,379,493

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(2,708,150)	$2,708,150

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Wells Fargo VT Small Cap Growth Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$1,852,550	$0	$0	$1,852,550

Consumer discretionary	40,645,532	0	0	40,645,532

Consumer staples	15,345,102	0	0	15,345,102

Energy	1,025,722	0	0	1,025,722

Financials	23,559,793	0	0	23,559,793

Health care	67,198,472	0	0	67,198,472

Industrials	54,329,372	0	0	54,329,372

Information technology	80,907,340	0	0	80,907,340

Materials	4,457,591	0	0	4,457,591

Short-term investments

Investment companies	20,383,289	0	0	20,383,289

Total assets	$309,704,763	$0	$0	$309,704,763

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended December 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $1 billion	0.675

Next $2 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the year ended December 31, 2019, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Wells Fargo VT Small Cap Growth Fund  |  23

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2019 were $178,406,157 and $213,818,892, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$159,068	$(159,068)	$0

Barclays Capital Inc.	3,484,198	(3,484,198)	0

BNP Paribas Securities Corp.	5,506,152	(5,506,152)	0

Citigroup Global Markets Inc.	2,263,294	(2,263,294)	0

Deutsche Bank Securities Inc.	117,500	(117,500)	0

JPMorgan Securities LLC	2,279,650	(2,279,650)	0

Morgan Stanley & Co. LLC	2,967,291	(2,967,291)	0

SG Americas Securities LLC	63,682	(63,682)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

24  |  Wells Fargo VT Small Cap Growth Fund

Notes to financial statements

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year ended December

	2019	2018

Ordinary income	$1,567,204	$0

Long-term capital gain	46,347,584	29,087,445

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains

$18,065,691	$67,379,493

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo VT Small Cap Growth Fund  |  25

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Small Cap Growth Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 25, 2020

26  |  Wells Fargo VT Small Cap Growth Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 20.72% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $46,347,584 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo VT Small Cap Growth Fund  |  27

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

28  |  Wells Fargo VT Small Cap Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo VT Small Cap Growth Fund  |  29

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[4] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[5] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

[4]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[5]	Catherine Kennedy became Secretary effective October 22, 2019.

30  |  Wells Fargo VT Small Cap Growth Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0120-02380 02-20

AVT7/AR153 12-19

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended December 31, 2019	Fiscal year ended December 31, 2018
Audit fees	$188,560	$185,901
Audit-related fees	—	—
Tax fees (1)	16,305	15,900
All other fees	—	—
	$204,865	$201,801

(1) Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Wells Fargo Variable Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date: February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date: February 25, 2020

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: February 25, 2020